SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

TRUE RELIGION APPAREL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July      , 2005
Dear Stockholder:
      Our annual meeting of stockholders will be held at the principal offices of our law firm, Manatt, Phelps & Phillips, LLP located at 11355 West Olympic Blvd., Los Angeles, California 90064, at 10:30 a.m., local time, on Thursday, August 18, 2005. The formal meeting notice and our proxy statement for the meeting are attached.
      Each of the proposals to be presented at the annual meeting are described in the accompanying proxy statement. We urge you to carefully review the proxy statement which discusses each of the proposals in more detail.
      Whether or not you attend the annual meeting, it is important that your shares of common stock be represented and voted at the annual meeting. Therefore, I urge you to sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the annual meeting.
      We look forward to seeing you on August 18.

Sincerely,

Jeffrey Lubell
Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
INFORMATION ABOUT THE ANNUAL MEETING
PROPOSAL NO. 1: ELECTION OF DIRECTORS
EXECUTIVE OFFICERS AND COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
TOTAL RETURN COMPARISON SINCE OUR COMMENCEMENT OF OPERATIONS THROUGH DECEMBER 31, 2004
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2: APPROVAL OF REINCORPORATION FROM NEVADA TO DELAWARE
PROPOSAL NO. 3: APPROVAL OF TRUE RELIGION APPAREL, INC. 2005 STOCK INCENTIVE PLAN
PROPOSAL NO. 4: RATIFICATION OF STONEFIELD JOSEPHSON, INC. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
ANNEX A
ANNEX B
ANNEX C
ANNEX D
ANNEX E

TRUE RELIGION APPAREL, INC.
1525 Rio Vista Avenue
Los Angeles, California 90023
(323) 325-9821

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 18, 2005

TO OUR STOCKHOLDERS:
      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of True Religion Apparel, Inc., a Nevada corporation, will be held on Thursday, August 18, 2005 at 10:30 a.m., local time, at the principal offices of our law firm, Manatt, Phelps & Phillips, LLP located at 11355 West Olympic Blvd., Los Angeles, California 90064 for the following purposes:

1. To elect six directors to serve for the ensuing year and until their successors are duly elected and qualified;

2. To approve a proposal to change the state of incorporation of our company from Nevada to Delaware by merging the company into a wholly owned subsidiary of the company that is incorporated under the laws of Delaware (referred to in the accompanying proxy statement as the Reincorporation Proposal);

3. To amend and restate our 2004 Stock Option Plan and our 2004 Equity Incentive Plan by replacing them with the 2005 Stock Incentive Plan;

4. To ratify the appointment of Stonefield Josephson, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

5. To transact such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.
      Your board recommends that you vote for each of the proposals. Stockholders of record at the close of business on July 15, 2005 are entitled to vote at the annual meeting or any adjournment or postponement thereof.
      All stockholders are cordially invited to attend the annual meeting in person. To ensure your representation at the annual meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Any stockholder attending the annual meeting may vote in person even if he or she previously returned a proxy.

Sincerely,

Mark J. Kelson
Secretary
Los Angeles, California
July      , 2005

TRUE RELIGION APPAREL, INC.
1525 Rio Vista Avenue
Los Angeles, California 90023
(323) 325-9821

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 18, 2005

INFORMATION ABOUT THE ANNUAL MEETING
      This proxy statement contains information related to the annual meeting of True Religion Apparel, Inc., which will be held on Thursday, August 18, 2005 at the principal offices of our law firm, Manatt, Phelps & Phillips, LLP, located at 11355 West Olympic Blvd., Los Angeles, California 90064, or at any adjournment or postponement thereof.
What is the purpose of the annual meeting?
      At the annual meeting, stockholders will consider and vote upon the following matters:

•	The election of six directors to our board of directors;

•	To approve a proposal to change the state of incorporation of the company from Nevada to Delaware by merging the company into a wholly owned subsidiary of the company that is incorporated under the laws of Delaware (referred to in the accompanying proxy statement as the Reincorporation Proposal);

•	To amend and restate our 2004 Stock Option Plan and our 2004 Equity Incentive Plan by replacing them with the 2005 Stock Incentive Plan;

•	The ratification of the appointment of Stonefield Josephson, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

•	Such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.
      We sent you these proxy materials because our board of directors is requesting that you allow your shares of our common stock to be represented at the meeting by the proxyholders named in the enclosed proxy card. This proxy statement contains information that we are required to provide you under the rules of the Securities and Exchange Commission, or SEC, and that is designed to assist you in voting your shares. On July      , 2005, we began mailing these proxy materials to all stockholders of record at the close of business on July 15, 2005.
Who is entitled to vote at the annual meeting?
      Holders of record of our common stock at the close of business on July 15, 2005 are entitled to vote at the annual meeting. As of July 15, 2005, there were                      shares of our common stock outstanding. Stockholders are entitled to cast one vote per share on each matter presented for consideration and action at the annual meeting.
      Your vote is important. Stockholders can vote in person at the annual meeting or by proxy. If you vote by proxy, the individuals named on the proxy card as representatives will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against the other proposals.

What votes are needed to hold the annual meeting?
      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the annual meeting. If you have returned a valid proxy or attend the meeting in person, your outstanding shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the annual meeting. Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the annual meeting who will also determine whether or not a quorum is present. For purposes of determining whether a quorum is present, abstentions and “broker non-votes,” if any, will be counted as present.
How does the board of directors recommend that I vote on the proposals?
      If no instructions are indicated on your valid proxy, the proxyholders will vote in accordance with the recommendations of the board of directors. The board recommends a vote:

•	“FOR” each of the nominees for director listed in this proxy statement;

•	“FOR” the Reincorporation Proposal;

•	“FOR” the 2005 Stock Incentive Plan; and

•	“FOR” the ratification of Stonefield Josephson, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2005.
      With respect to any other matter that properly comes before the meeting or any adjournment or postponement thereof, the proxyholders will vote as recommended by the board, or if no recommendation is given, in their own discretion.
If my shares are held in “street name” by my broker, will my broker vote my shares for me?
      Your broker will vote your shares only if you provide instructions to your broker on how to vote. You should contact your broker and ask what directions your broker will need from you. Your broker will not be able to vote your shares without instructions from you.
Can I change my vote after I have mailed my signed proxy card?
      There are three ways in which you can change your vote before your proxy is voted at the annual meeting. First, you can send our secretary a written notice stating that you revoke your proxy. Second, you can complete and submit a new proxy card, dated a later date than the first proxy card. Third, you can attend the annual meeting and vote in person. Your attendance at the annual meeting will not, however, by itself revoke your proxy. If you hold your shares in “street name” and have instructed your broker, bank or other nominee to vote your shares, you must follow directions received from your broker, bank or other nominee to change those instructions.
What vote is required to approve each proposal?
      Directors are elected by a plurality of the votes cast. This means that the six individuals nominated for election to the Board who receive the most votes will be elected. Approval of the Reincorporation Proposal requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote. Approval of the 2005 Stock Incentive Plan, ratification of the appointment of Stonefield Josephson, Inc. as our independent registered public accounting firm and approval of any other proposals to be brought before the annual meeting require the affirmative vote of a majority of the shares of our common stock represented at a meeting and entitled to vote.

What is the effect of abstentions and “broker non-votes?”
      In the election of directors, votes to withhold authority, abstentions from voting and “broker non-votes,” if any, will be disregarded and have no effect on the outcome of the vote.
      Abstentions from voting and “broker non-votes,” if any, will have the same effect as votes against the approval of the Reincorporation Proposal.
      With respect to the approval of the 2005 Stock Incentive Plan and the ratification of the appointment of Stonefield Josephson, Inc. as our independent registered public accounting firm, abstentions from voting will have the same effect as a vote against such matters and “broker non-votes,” if any, will be disregarded and have no effect on the outcome of the vote on such matters.
PROPOSAL NO. 1:
ELECTION OF DIRECTORS
      Our board of directors consists of six members, four of whom are independent within the director independence standards of the Nasdaq National Market, or Nasdaq. On May 26, 2005, Mark Saltzman resigned as a director and the size of our board was increased from three to six members for the purpose of adding four independent directors. On that date, Joseph Coulombe, G. Louis Graziadio, III, Robert L. Harris, II and Mark Maron were appointed by our board as directors. On the recommendation of our governance and nominating committee, we are proposing to re-elect all of the existing board members. Consequently, at the annual meeting, a total of six directors will be elected to hold office until the 2006 annual meeting of stockholders and until their successors have been elected and qualified.
      Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six nominees named below. If any of our nominees is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present board to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxyholders.
Information Regarding Nominees for Director
      Biographical summaries and ages as of the date hereof of individuals nominated by the board for election as directors are provided below:
      Jeffrey Lubell, age 49, has been a Director and our President since June 2003. Mr. Lubell is also President of our wholly owned subsidiary company, Guru Denim, Inc., a company founded by Mr. Lubell in November 2002. From 2001 to May, 2002, Mr. Lubell was the President and Creative Director (Men’s) of Hippie Jeans based in Commerce, California, where Mr. Lubell was responsible for creative design concepts and establishing and managing the company’s presence at national and regional trade shows. From 1998 to 2001, Mr. Lubell was the Vice President and Creative Director of Jefri Jeans & Bella Dahl based in Los Angeles, California. From 1978 to 1998, Mr. Lubell was the President and CEO of Jeffrey Lubell Textiles, based in Los Angeles, California, a textile design and distribution firm that Mr. Lubell founded.
      Kymberly Lubell, age 39, has been a Director since July 2003. Mrs. Lubell was also our Secretary from July 2003 until May 2005. Mrs. Lubell has also been a vice president of our company since January 2005 and the design director for women’s products for Guru Denim, Inc. since January 2004. From 2002 to 2003, Mrs. Lubell was employed by LEI/ Jones Apparel Group of Commerce, California where she was responsible for creative design. In 2002, Mrs. Lubell was a creative designer for Laundry by Liz Claiborne of Commerce, California. From 2001 to 2002, Mrs. Lubell was the Vice President and Creative Director (Women’s) of Hippie Jeans/ Azteca Productions, based in Commerce, California. From

1998 to 2001, Mrs. Lubell was the President and Creative Director of Bella Dahl and Jefri Jeans of Los Angeles, California and from 1986 to 1994, Mrs. Lubell was the owner and designer of I Like This of Los Angeles, California.
      Joseph Coulombe, age 75, has been a Director since May 2005. Mr. Coulombe has been engaged in independent management consulting since April 1995. Previously, he was employed in an executive capacity by several retailing and grocery businesses, and as an independent business consultant. From February 1995 to April 1995, Mr. Coulombe served as President and Chief Executive Officer of Sport Chalet, Inc., a sporting goods retailer. From February 1994 to January 1995, Mr. Coulombe served as Chief Executive Officer of Provigo Corp., a wholesale and retail grocer. Mr. Coulombe is the founder of Trader Joe’s, a specialty food grocery chain, and served as its Chief Executive Officer from 1957 to 1989. Mr. Coulombe also serves as a member of the Board of Directors of Cost Plus, Inc.
      G. Louis Graziadio, III, age 55, has been a Director since May 2005. Mr. Graziadio has served as President of Second Southern Corp. since 1990. Second Southern is the managing partner of Ginarra Partners, L.L.C., a California company engaged in a wide range of investment activities and business ventures. He has also served as Chairman and Chief Executive Officer of Boss Holdings, Inc., which operates primarily in the work gloves and protective wear business, since 1996. Mr. Graziadio also serves as a member of the Board of Directors of Acacia Research Corporation and is a director nominee of Belvedere Trust Mortgage Corporation.
      Robert L. Harris, II, age 46, has been a Director since May 2005. Mr. Harris has served as President of Acacia Research Corporation since July 2000 and as a director since April 2000. Acacia Research is the holding company of two businesses, Acacia Technologies, which develops and licenses intellectual property to the electronics and media industries, and CombiMatrix Corporation, which develops and licenses technology for the life sciences industry. Mr. Harris was previously the President and Director of Entertainment Properties Trust from 1997 to July 2000. Mr. Harris also serves as a member of the Board of Directors of Peoples Choice Home Loan, Inc.
      Mark S. Maron, age 49, has been a Director since May 2005. Mr. Maron has served as a Managing Director of investment banking in the Los Angeles office of Lehman Brothers, Inc. since 2000. Previously, Mr. Maron was with Credit Suisse First Boston Corporation from 1983 to 2000 where he was responsible for managing the firm’s western region investment banking effort and coverage of CSFB’s financial institutions in the western United States.
Vote Required
      The six director nominees receiving the most votes at the annual meeting will be elected. The Board recommends that you vote “FOR” the election of each of the nominees listed above.
Corporate Governance
      During the past year, we, like many public companies, have addressed the rapidly changing corporate governance environment by reviewing our policies and procedures and, where appropriate, adopting new practices. In connection with these corporate governance initiatives and our planned listing on the Nasdaq, we have further formalized our principles of corporate governance by taking the following actions during the past year:

•	nominated and appointed four directors to our board who qualify as “independent directors” under the rules of Nasdaq;

•	formed an audit committee and adopted a written charter for such committee pursuant to the rules of Nasdaq;

•	formed a compensation committee and adopted a written charter for such committee pursuant to the rules of Nasdaq;

•	formed a governance and nominating committee and adopted a written charter for such committee pursuant to the rules of Nasdaq;

•	adopted Corporate Governance Guidelines pursuant to the rules of Nasdaq that govern, among other things, board member qualifications, responsibilities, compensation, management succession, and board self-evaluation;

•	adopted our Corporate Code of Conduct for all of our directors, executive officers and employees which conforms to current Nasdaq listing requirements, federal securities laws and SEC regulations;

•	adopted our Director Code of Conduct;

•	adopted our Fraud Policy, which applies to any fraud, or suspected fraud, involving employees as well as stockholders, consultants, vendors, contractors, outside agencies and any other parties with a business relationship with us; and

•	formed a disclosure committee, nominated and appointed three employees to such committee and adopted a written charter for such committee.
Director Independence
      The board has determined that each of Joseph Coulombe, G. Louis Graziadio, III, Robert L. Harris, II and Mark S. Maron has no material relationship with us and is independent within the Nasdaq director independence standards. Jeffrey Lubell and Kymberly Lubell do not meet the aforementioned independence standards because Mr. Lubell is our President and Chief Executive Officer and Mrs. Lubell is a vice president of our company and the design director of women’s products for our wholly owned subsidiary Guru Denim, Inc.
Board Committees
      The board has established an audit committee, a compensation committee and a governance and nominating committee. Other committees may be established by the board from time to time. Following is a description of each of the committees and their composition.
      Audit Committee. Our audit committee consists of three directors: Messrs. Coulombe (chairman), Graziadio and Harris. The Board has determined that:

•	Mr. Coulombe qualifies as an “audit committee financial expert,” as defined by the SEC; and

•	all members of the audit committee are (i) “independent” under Nasdaq independence standards, (ii) meet the criteria for independence as set forth in the Securities Exchange Act of 1934, or Exchange Act, (iii) has not participated in the preparation of our financial statements at any time during the past three years and (iv) is able to read and understand fundamental financial statements.
      Our audit committee operates pursuant to a written charter adopted by our board, a copy of which is attached as Annex A to this proxy statement. Among other things, the charter calls upon the audit committee to:

•	oversee our auditing, accounting and control functions, including having primary responsibility for our financial reporting process;

•	monitor the integrity of our financial statements to ensure the balance, transparency and integrity of published financial information;

•	monitor our outside auditors independence, qualifications and performance;

•	monitor our compliance with legal and regulatory requirements; and

•	monitor the effectiveness of our internal controls and risk management system.

      It is not the duty of the audit committee to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Our management is responsible for preparing our financial statements, and our independent registered public accounting firm is responsible for auditing those financial statements. Our audit committee does, however, consult with management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, the audit committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and approving professional services provided by them.
      Having been formed in May 2005, the audit committee did not meet during 2004.
      Compensation Committee. Our compensation committee consists of three members: Messrs. Maron (chairman), Graziadio and Harris. The board has determined that all of the compensation committee members qualify as:

•	“independent” under Nasdaq independence standards;

•	“non-employee directors” under Exchange Act Rule 16b-3; and

•	“outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code.
      Our compensation committee operates pursuant to a written charter adopted by our board, a copy of which is available on the corporate governance section of our website at www.truereligionbrandjeans.com. Among other things, the charter calls upon the compensation committee to:

•	determine our compensation policy and all forms of compensation for our officers and directors;

•	review bonus and stock and incentive compensation arrangements for our other employees; and

•	administer our stock option and equity incentive plans.
      Having been formed in May 2005, our compensation committee did not meet during 2004.
      Governance and Nominating Committee. Our governance and nominating committee consists of three members: Messrs. Harris (chairman), Graziadio and Maron. The board has determined that all members of the governance and nominating committee qualify as “independent” under Nasdaq independence standards.
      Our governance and nominating committee operates pursuant to a written charter adopted by our board, a copy of which is available on the corporate governance section of our website at www.truereligionbrandjeans.com. Among other things, the charter calls upon the governance and nominating committee to:

•	oversee our director nomination and corporate governance functions;

•	develop criteria for selecting new directors and to identify individuals qualified to become members of our Board and members of the various committees of the board;

•	recommend director nominees to the board for election at the annual meeting of stockholders;

•	develop and recommend to the board a set of corporate governance principles; and

•	oversee and administer our Corporate Code of Conduct.
      Having been formed in May 2005, the governance and nominating committee did not meet during 2004.

Additional Governance Matters
      Corporate Code of Conduct. The board has established a Corporate Code of Conduct, which applies to all of our officers, directors and employees. The Code of Conduct is intended to meet the requirements for a code of ethics under the Sarbanes-Oxley Act of 2002, or Sox, and Nasdaq listing standards, and is specifically applicable to our principal executive officer, principal financial and accounting officer and controller or persons performing similar functions. Among other matters, the Code of Conduct is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	ethical and fair dealing with our financial institutions, suppliers, vendors, competitors, agents and employees;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	the understanding by employees, officers and directors of our intellectual property rights and the steps available to protect such rights;

•	compliance with applicable governmental laws, rules and regulations;

•	lawful and ethical conduct when dealing with public officials and government entities;

•	prompt internal reporting of violations of the Corporate Code of Conduct to appropriate persons identified in the code; and

•	accountability for adherence to the Corporate Code of Conduct.
      Waivers to the Corporate Code of Conduct may be granted only by our governance and nominating committee. In the event that the committee grants any waiver of the elements listed above to any of our directors or officers, we expect to announce the waiver within five business days on the corporate governance section of our website at www.truereligionbrandjeans.com.
      Board of Directors Code of Conduct. The board has also established a Board of Directors Code of Conduct, the purpose of which is to outline the ethical responsibilities of our directors that extend beyond those provided in the Corporate Code of Conduct. Among other matters, the Board of Directors Code of Conduct is designed to deter wrongdoing and to promote each director’s responsibility to:

•	ensure that his conduct as a director is honest and ethical;

•	help promote full, fair, accurate, timely and understandable disclosure in documents that we submit or file with the SEC and in our other public communications;

•	help promote our compliance with applicable laws, rules and regulations; and

•	adhere to the Board of Directors Code of Conduct.
      Waivers to the Board of Directors Code of Conduct must be approved by our board with the director requesting such waiver abstaining from voting with respect to such waiver. In the event that our board grants any waiver of the elements listed above to any of our directors, we expect to announce the waiver within five business days on the corporate governance section of our website at www.truereligionbrandjeans.com.
      Disclosure Policy and Disclosure Committee. The board has also established our Disclosure Policy and Disclosure Committee in connection with the officer certifications required under Section 302 of SOX. The Disclosure Policy facilitates our compliance with SEC disclosure requirements regarding disclosure made by us to our stockholders and the investment community. The disclosure committee assists us in ensuring that all of the disclosures made by us to our stockholders, the investment community and the SEC are made in compliance with all relevant laws, rules and regulations and consistent with the

Disclosure Policy. The members of the disclosure committee are Charles Lesser, Chief Financial Officer, Greg Baxter, Controller and Kim Kasulke, a member of our finance department.
      Public Availability of Corporate Governance Documents. Our key corporate governance documents, including our Corporate Code of Conduct, our Board of Directors Code of Conduct, our Fraud Policy, our Corporate Governance Guidelines and the charters of our audit committee, compensation committee and governance and nominating committee are:

•	available on our corporate website;

•	available in print to any stockholder who requests them from our corporate secretary; and

•	certain of them are filed as exhibits to our securities filings with the SEC.
Director Attendance
      During 2004, the board held three meetings. Each director then in office attended all of the meetings of the board.
Executive Sessions of the Board
      Our independent directors meet regularly in executive session without management, as required by our corporate governance guidelines, to review the performance of management and our company and any related matters. Generally, executive sessions are held in conjunction with regularly scheduled meetings of the board. We expect the board to have a least four executive sessions each year.
Board Qualification and Selection Process
      Our governance and nominating committee reviews, evaluates and proposes prospective candidates for our board. The governance and nominating committee recommends director nominees for selection to our board and the board selects the nominees for election as directors. Each member of our board should posses the highest personal and professional ethics and integrity and be devoted to representing our best interests and the best interests of our stockholders. The goal of the governance and nominating committee is to main a strong and experienced board by continually assessing each director’s background, skills, expertise, accessibility and availability to serve effectively on the board.
Consideration of Stockholder Nominees
      The policy of the governance and nominating committee is to consider properly submitted stockholder recommendations for candidates for membership on our board. In evaluating potential nominee, the governance and nominating committee will look at the same factors described above under the heading “Board Qualification and Selection Process.” Recommendations must be submitted in writing and should meet the requirements of Section 2.3 of our bylaws and should be sent to the governance and nominating committee, c/o our Corporate Secretary, Mark J. Kelson, Manatt, Phelps & Phillips, LLP, 11355 West Olympic Blvd., Los Angeles, California 90064.
      The governance and nominating committee will then screen potential candidates if they meet the qualification criteria. For those candidates who meet the criteria, the governance and nominating committee will conduct a due diligence review of the candidate’s qualifications and interview the candidate if he or she is not already know to the committee.
Stockholder Meeting Attendance
      As a general matter, all of our directors are encouraged to attend our annual meetings of stockholders. All of our directors attended the 2004 annual stockholders meeting.

Director Compensation
      Our independent directors receive an (i) annual cash retainer of $35,000, payable quarterly, for service on the board, (ii) $1,000 for each board meeting and committee meeting attended in person (for committee meetings that are not held immediately preceding or following a board meeting), and (iii) $500 for each board meeting and committee meeting attended telephonically (for committee meetings that are not held either immediately preceding or following a board meeting). We reimburse all of our directors for the expenses they incur in connection with attending board and committee meetings. The chairman of the audit committee receives $2,000 for each audit committee meeting attended in person and $1,000 for each audit committee meeting attended telephonically (in each case for committee meetings that are not held either immediately preceding or following a board meeting). In addition, each independent member of the board was granted, upon the date such person was initially appointed to the board, 6,000 shares of restricted stock, of which 2,000 shares vest on the first anniversary of the date of grant, 2,000 shares vest on the second anniversary of the date of grant and the remaining 2,000 shares vest on the third anniversary of the date of grant, with accelerated vesting upon certain events. We may also make additional grants of equity awards to our independent board members from time to time.
Communications to the Board
      All communications to the board, the board committees or any individual director, must be in writing and addressed to them c/o our Corporate Secretary, Mark J. Kelson, Manatt, Phelps & Phillips, LLP, 111355 West Olympic Blvd., Los Angeles, California 90064. Communications received in writing will be forwarded to the named recipient(s).
Compensation Committee Interlocks and Insider Participation
      No officer or employee participated in deliberations of the board concerning executive officer compensation. None of our executive officers has served on the board or on the compensation committee of any other entity which had officers who served on the board or our compensation committee.

EXECUTIVE OFFICERS AND COMPENSATION
Executive Officers
      All of our executive officers serve at the discretion of the board. The persons listed below are our executive officers:

Name	Age	Positions with Our Company

Jeffrey Lubell	49	Chairman of the Board, President and Chief Executive Officer
Kymberly Lubell	39	Vice President and Design Director
Mark Saltzman	56	Chief Operating Officer
Charles A. Lesser	58	Chief Financial Officer
      Biographical information regarding each executive officer other than Jeffrey Lubell and Kymberly Lubell is set forth below. Jeffrey Lubell’s and Kymberly Lubell’s biographical information is set forth above under “Election of Directors.”
      Mark Saltzman is Chief Operating Officer of our company and was a Director of our company from July 4, 2003 to May 27, 2005. Mr. Saltzman is Operations Director of Joie, a manufacturer of women’s apparel since June 2003. From 2002 to June 2003, Mr. Saltzman has been a consultant for Consulting Services Group, a Manhattan Beach, California firm that provides on site consulting services for wholesale apparel, specializing in sales training, management, operations, planning, licensing, merchandising and marketing. From 1997 to 2001, Mr. Saltzman was the Vice President of Sales and Operations for Strategic Partners, Inc. of Los Angeles, California where he was responsible for hiring, training and managing the national sales force. From 1975 to 1995, Mr. Saltzman held various senior officer positions with numerous different apparel companies in the western United States.
      Charles A. Lesser became the Chief Financial Officer of our company and the Chief Operating Officer of our wholly owned subsidiary, Guru Denim Inc. on September 1, 2003. Mr. Lesser was Acting President and a Director of Alpha Virtual Inc., a software development company listed on the OTCBB from March, 2003. From 1997 until 2002, Mr. Lesser was Chief Financial Officer and a Director of CBCom, Inc., an internet service provider whose common shares were quoted on the OTCBB. Mr. Lesser holds a B.A. degree from the University of Pittsburgh and a M.B.A. degree from the University of the Witwatersrand.
Executive Officer Compensation
      The following table provides certain summary information concerning the compensation earned by our Chief Executive Officer and each of our three other most highly compensated executive officers whose aggregate salary and bonus for the fiscal year ended December 31, 2004 was in excess of $100,000 (the “Named Executive Officers”).

		Annual Compensation					Long-Term Compensation

									Securities
					Other Annual		Restricted Stock		Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)		Compensation ($)		Awards (#)		Options/SARs (#)	Compensation ($)

Jeffrey Lubell(1)	2004	180,000	798,777	(2)	—		200,000	(3)	1,150,000	—
Chairman, Chief Executive	2003	90,000	61,000	(2)	—		—		—	—
Officer and President
Kymberly Lubell(4)	2004	147,115	50,000		—		—		250,000	—
Vice President,	2003	—	—		—		—		—	—
Women’s Design
Mark Saltzman(5)	2004	60,480	25,364		4,708	(6)	—		200,000	—
Chief Operations Officer	2003	—	—		—		—		—	—
Charles A. Lesser(7)	2004	130,000	50,000		7,800	(8)	50,000	(9)	200,000	—
Chief Financial Officer	2003	41,600	—		—		—		450,000	—

(1)	On an annual basis, Mr. Lubell receives a salary of $180,000. The number shown for 2003 is prorated to reflect that Mr. Lubell became our President and Chief Executive Officer on June 24, 2003.

(2)	Mr. Lubell’s bonus is based upon 3% of sales less returns and financing costs.

(3)	Mr. Lubell received 200,000 shares of restricted stock on December 14, 2004, which were restricted until June 14, 2005.

(4)	Mrs. Lubell receives an annual salary of $150,000. Mrs. Lubell joined our company in January, 2004.

(5)	Mr. Saltzman receives an annual salary of $185,000. Mr. Saltzman became our chief operating officer on August 30, 2004.

(6)	Represents a car allowance paid to Mr. Saltzman pursuant to his employment agreement.

(7)	On an annual basis, Mr. Lesser receives a salary of $130,000. The number shown for 2003 is prorated to reflect that Mr. Lesser was appointed our Chief Financial Officer on September 1, 2003.

(8)	Represents a car allowance paid to Mr. Lesser pursuant to his employment agreement

(9)	Mr. Lesser received 50,000 shares of restricted stock on December 14, 2004, which were restricted until June 14, 2005.
Options Granted in Last Fiscal Year
      The following table sets forth certain information regarding stock options granted to our Named Executive Officers during our fiscal year ended December 31, 2004:

	Individual Grants
					Potential Realizable Value
	Number of	Percent of			at Assumed Annual Rate of
	Securities	Total Options	Exercise		Stock Price Appreciation for
	Underlying	Granted to	or Base		Option Term(3)
	Options	Employees in	Price
Name	Granted (#)(1)	Fiscal Year(2)	($/Sh)	Expiration Date	5% ($)	10% ($)

Jeffrey Lubell	950,000	46%	$0.77	July 22, 2009	$933,565	$1,178,000
Jeffrey Lubell	200,000	10%	$5.10	December 14, 2009	$1,301,800	$1,642,000
Kymberly Lubell	250,000	12%	$0.77	July 22, 2009	$245,675	$310,000
Mark Saltzman	200,000	10%	$1.20	August 13, 2009	$306,300	$386,400
Charles A. Lesser	200,000	10%	$0.77	July 22, 2009	$196,540	$248,000

(1)	Options were granted pursuant to the terms of our 2004 Stock Option Plan and generally vest with respect to one-third of the shares on the first anniversary date of grant and the remaining two-thirds vest in equal amounts over the succeeding 2 years.

(2)	Based on options to purchase an aggregate of 2,060,000 shares of common stock granted to our employees and directors during the fiscal year ended December 31, 2004.

(3)	The amounts under the columns labeled “5%” and “10%” are included pursuant to certain rules promulgated by the SEC and are not intended to forecast future appreciation, if any, in the price of our common stock. The amounts are calculated by using the closing market price of a share of common stock on the grant date as reported by the OTC Bulletin Board and assuming annual compounded stock appreciation rates of 5% and 10% over the full term of the option. The reported amounts are based on the assumption that the named persons hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of our common stock.

Aggregate Option Exercises in 2004 and Year-End Option Values
      The following table provides certain information with respect to our Named Executive Officers concerning the exercise of options during 2004 and unexercised options held by them at the end of the year.

			Number of
			Securities Underlying		Value of Unexercised
	Number of		Unexercised Options		In-the-Money Options at
	Shares	Value	at December 31, 2004 (#)		December 31, 2004 ($)(2)
	Acquired on	Realized
Name	Exercise (#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Jeffrey Lubell	—	—	383,334	766,666	$3,105,005	$6,209,995
Kymberly Lubell	—	—	83,333	166,667	$674,997	$1,350,003
Mark Saltzman	15,000	$93,150	66,667	133,333	$540,003	$1,079,997
Charles A. Lesser	—	—	291,667	358,333	$2,362,503	$2,902,497

(1)	Based upon the market price of the purchased shares ($6.69 per share) on the exercise date (December 21, 2004) less the exercise price paid for those shares.

(2)	Determined on the basis of the closing sales price per share of our common stock on the OTC Bulletin Board on December 31, 2004 ($8.10 per share), less the option exercise price payable per share.
2004 Stock Option Plan
      On August 16, 2004 our stockholders approved the 2004 Stock Option Plan, or 2004 Option Plan, which had been approved by the board of directors on April 22, 2004. The purpose of the 2004 Option Plan is to (i) retain the services of valued key employees and consultants and to encourage them to acquire a greater proprietary interest in us, thereby strengthening their incentive to achieve the objectives of our stockholders and (ii) serve as an aid and inducement in the hiring of new employees. The 2004 Option Plan is administered by our compensation committee.
      Stock options become exercisable at dates determined by the board at the time of granting the option and have initial terms of between five and ten years. Options may be granted only to our directors, officers, employees, consultants and advisors as determined by the board. Subject to the terms of the 2004 Option Plan, a director, officer, employee, consultant or advisor who has been granted an option may, if he or she is otherwise eligible, be granted an additional option.
      To provide a flexible and competitive program, the 2004 Option Plan awards non-qualified stock options or incentive stock options. We do not receive consideration for the granting of options under this plan, except to the extent that options or shares are granted in return for services as permitted by the 2004 Option Plan. The awards are not transferable except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order.
      The 2004 Option Plan provides for the granting of options for an aggregate of 3,000,000 shares of common stock. Authorized but unissued shares and treasury shares may be made available for issuance under the 2004 Option Plan. In the event of changes affecting our common stock such as the payment of a stock dividend, the declaration of a stock split, combination of shares, recapitalization, merger, consolidation, or other corporate reorganization in which we are the surviving company, the board will make adjustments to awards and shares under the 2004 Option Plan.
      The purchase price of shares subject to any option must be at least 100% of the fair market value of the shares on the date of grant. The maximum term of any stock option is 10 years from the date the option is granted. No incentive stock option may be granted after December 31, 2014. In the event of a dissolution or liquidation of our company or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which we are not the surviving corporation or, if so provided by the board with respect to a particular option in the event of a change of control, all options previously granted and still outstanding, regardless of their terms, will become exercisable.
2004 Equity Incentive Plan
      On August 16, 2004 our stockholders approved the 2004 Equity Incentive Plan, or 2004 Equity Plan, which had been approved by the board of directors on July 26, 2004. The purpose of the 2004 Equity Plan is to further our interests and the interests of our stockholders by providing long-term performance incentives to our key employees and consultants who are largely responsible for the management, growth, and protection of our business. The 2004 Equity Plan is administered by our compensation committee. The 2004 Equity Plan permits the grant of nonqualified stock options, incentive stock options, performance units, restricted stock, stock appreciation rights (SARs), stock as a bonus in lieu of cash obligations and other stock-based awards. The total number of shares of our common stock initially available for grant under the 2004 Equity Plan is 1,000,000. In the event of changes affecting our common stock such as the payment of a stock dividend, the declaration of a stock split, combination of shares, recapitalization, merger, consolidation, or other corporate reorganization in which we are the surviving company, the board will make adjustments to awards and shares under the 2004 Equity Plan.
      As of July 6, 2005, an aggregate of 4,000,000 shares of our common stock had been reserved under our 2004 Equity Plan and 2004 Option Plan through any combination of stock options or other awards. As of July 6, 2005, 2,888,277 shares of our common stock remained available for future issuance under our 2004 Equity Plan and 2004 Option Plan.
Equity Compensation Plans
      The following table provides information as of December 31, 2004 relating to our equity compensation plans, pursuant to which the grant of options, restricted stock, or other rights to acquire shares may be granted from time to time:

Number of Securities
	Number of Securities		Remaining Available for Future
	to be Issued Upon	Weighted-Average	Issuance Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities Reflected
Plan Category	Warrants and Rights	Warrants and Rights	in Column)

Equity compensation plans approved by security holders	2,476,666	$1.16	523,334
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	2,476,666	$1.16	523,334
Employment Agreements and Termination of Employment and Change in Control Arrangements

Employment Agreements
      Jeffrey Lubell. On June 24, 2003, we entered into an employment agreement with Mr. Lubell pursuant to which Mr. Lubell agreed to serve as President of our company for a one year term. Pursuant to the employment agreement, we paid Mr. Lubell a signing bonus of $250,000 upon the execution of the employment agreement and pay Mr. Lubell a monthly base salary of $15,000 plus additional monthly compensation equal to 3% of net sales revenue received by our company and our subsidiary Guru Denim, Inc. during the month immediately preceding payment. As defined in Mr. Lubell’s employment agreement, net sales revenue means income from sales of goods and services by Guru Denim, Inc., minus the cost associated with returned or undeliverable merchandise, bad debts and costs of collection. In January 2005, Mr. Lubell agreed to modify the additional monthly compensation to 1.5% of net sales. Mr. Lubell is entitled to participate in any plans maintained by our company for the benefit of our employees in including those pertaining to group life, accident, sickness and medical insurance and pensions.
      We can terminate Mr. Lubell’s employment agreement at any time without cause by payment of severance equal to 12 months base salary plus an amount equal to one-twelfth of any monetary bonus to which Mr. Lubell may be entitled multiplied by the number of fully completed months during the calendar year in which the termination occurs. If we terminate the employment agreement for cause, as defined in the employment agreement, we will pay Mr. Lubell his salary owing up to and including the date of termination and will have no further obligations under the employment agreement.
      Charles A. Lesser. On September 1, 2003, we entered into an employment agreement with Charles A. Lesser pursuant to which Mr. Lesser agreed to serve as the Chief Financial Officer of our company and Guru Denim, Inc. for a one year term. Mr. Lesser’s employment agreement with our company automatically renews for a successive one-year period, unless either party to the agreement gives the other at least 30 days advance notice that they do not wish to renew. Pursuant to the employment agreement, we agreed to pay Mr. Lesser a salary of $124,800 per year plus $600 non-accountable auto allowance. Mr. Lesser is entitled to participate in any plans maintained by our company for the benefit of our employees including those pertaining to group life, accident, sickness and medial insurance and pensions. Currently, we do not have a medical plan in place, therefore, pursuant to the employment agreement, we will reimburse Mr. Lesser for private medical insurance for him and his spouse.
      Pursuant to the employment agreement, we granted to Mr. Lesser 450,000 stock options with an exercise price of $0.48 per share, to vest at the rate of 12,500 per month beginning on the first day of the first calendar month following the date of the employment agreement. All of these stock options will expire on the earlier of (i) the tenth anniversary of the date of the employment agreement or (ii) the second anniversary of the date of termination of Mr. Lesser’s employment with our company. All of Mr. Lesser’s stock options granted pursuant to the employment agreement will vest immediately upon a sale or change of control of our company.
      We can terminate Mr. Lesser’s employment agreement at any time without cause by payment of a severance equal to four months salary and benefits. If we terminate the employment agreement for cause, as defined in the employment agreement, we will pay Mr. Lesser his salary owing up to and including the date of termination and will have no further obligations to him under the employment agreement. Mr. Lesser may terminate the employment agreement upon one month written notice to our company.
      Mark Saltzman. On August 13, 2004 we entered into an agreement with Mark Saltzman to become the Chief Operating Officer of our company and our subsidiary, Guru Denim, Inc. The term of the agreement is one year commencing on the first day of employment which was August 30, 2004. Mr. Saltzman’s employment agreement automatically renews for a successive one-year period, unless either party to the agreement gives the other at least 90 days advance notice that they do not wish to renew. Mr. Saltzman receives a compensation package which includes an annual salary of $185,000 and an auto allowance of $1,200 per month. Mr. Saltzman is entitled to participate in any plans maintained by our company for the benefit of our employees including those pertaining to group life, accident, sickness and medial insurance and pensions. Currently, we do not have a medical plan in place, therefore, pursuant to the employment agreement, we will reimburse Mr. Saltzman for private medical insurance.
      Mr. Saltzman’s employment agreement also provided that if he was still employed with our company on the 45th day after commencement of employment then, on the next scheduled pay day following the forty-fifth day, Mr. Saltzman would receive a cash bonus of $15,000 from our company. This cash bonus was paid on October 29, 2004. Pursuant to the employment agreement, we granted Mr. Saltzman options to purchase 200,000 shares of common stock at an exercise price of $1.20 per share, and we granted these option to Mr. Saltzman on August 13, 2004. One third of the amount of these options (66,667 shares) were to vest on the first anniversary of the date of the agreement, with the remaining options vesting in two equal amounts of 66,666 on each of the second and third anniversaries of the signing of the agreement. On December 14, 2004, we agreed with Mr. Saltzman to accelerate the vesting schedule such that the first 66,667 options vested on August 13, 2004, with the remaining options vesting as to 66,666 on the first anniversary of the date of the agreement and the balance on the second anniversary of the date of the agreement. All of these stock options will expire on the earlier of (i) the tenth anniversary of the date of the employment agreement or (ii) the second anniversary of the date of termination of Mr. Saltzman’s employment with our company.
      We can terminate the employment agreement at any time without cause by payment of a severance equal to four months salary and benefits. If we terminate the employment agreement for cause, as defined in the employment agreement, we will pay Mr. Saltzman his salary, plus accrued vacation for the current year, owning up to and including the date of termination and will have no further obligations to him under the employment agreement. Mr. Saltzman may terminate the employment agreement upon 30 days written notice to our company.
      Other than as set out in this filing, we have not entered into any employment or consulting agreements with any of our current officers, directors or employees.

Termination of Employment and Change of Control
      Other than as described above in the section entitled “Employment Agreements” in connection with stock options granted to Mr. Lesser, we have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.
Pension, Retirement or Similar Benefit Plans
      There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our board of directors. Other than the employment agreements discussed above, we do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors.
Indemnification Agreements
      In addition to the indemnification provisions contained in our articles of incorporation and bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers. These agreements require us, among other things, to indemnify each such director and executive officer against all costs, charges, expenses (including legal or other professional fees), damages or liabilities incurred by such individual arising out of, in connection with, or incidental to, any action, suit, demand, proceeding, investigation or claim by reason of such individual’s status or service as a director or executive officer, regardless of whether sustained or incurred by reason of the individual’s negligence, default, breach of duty or failure to exercise due diligence. However, we will not indemnify such director or executive officer under these agreements if it is proved that such individual’s failure to act constituted a breach of his fiduciary duties as a director and such breach of those duties involved intentional misconduct, fraud or a knowing violation of law. The agreements also require us to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      Our executive compensation program is administered by our compensation committee, which was formed on May 26, 2005 with its current members.. The compensation committee is responsible for approving our compensation policies and all forms of compensation to be provided to our executive officers and directors, including, among other things, with respect to annual salaries and bonuses, and stock option and other incentive compensation arrangements. In making decisions regarding executive compensation, the compensation committee considers the input of our management and other directors.
      Management Incentives to Maximize Performance. The compensation committee’s primary objective in designing our executive compensation policy is to provide the proper incentives to management to maximize our performance in order to serve the best interests of our stockholders. We have sought to achieve this objective through the granting of stock options under our 2004 Option Plan, the granting of stock awards pursuant to our 2004 Equity Plan and employment agreements with certain of our executive officers, and we will continue to seek this objective through the granting of stock awards under the 2005 Stock Incentive Plan if it is approved by our stockholders.
      In determining the total amount and mixture of the compensation package for each executive officer, the compensation committee subjectively considers individual performance, including past and expected contribution to our goals of each executive officer, our overall performance, our long-term needs and goals and such other factors as the compensation committee determines to be appropriate. Compensation may be in the form of cash, stock options or other awards or other forms of compensation determined appropriate by our compensation committee.
      Our 2004 Equity Plan is tied directly to the performance of our company and is designed to incentivize those key employees and consultants who are largely responsible for the management, growth and protection of our business and to maximize our return on equity.
      Long-Term Management Performance. The compensation committee believes that the long-term commitment of our current management team is a crucial factor in our future performance. To ensure the long-term commitment of our management team, we entered into employment contracts with certain of our executive officers. These employment agreements are described in detail under the heading “Employment Agreements” above. Consistent with the foregoing, we have structured our executive compensation policies to promote the long-term performance and commitment of our management.
      Long-term incentive compensation is realized through granting of stock options and other stock awards to executive officers. Stock options and other stock awards are granted by us to aid in the retention and to align the interests of our executive officers with those of our stockholders. In addition, the compensation committee believes that the grant of an equity interest serves to link management interests with stockholder interests and to motivate executive officers to make long-term decisions that are in the best interests of our company and our stockholders and also provides an incentive to maximize stockholder value.
      Compensation of Chief Executive Officer. The total compensation in 2004 for Jeffrey Lubell, our Chairman, President and Chief Executive Officer, was determined pursuant to his employment agreement. Mr. Lubell’s employment agreement was designed using substantially the same criteria used to determine compensation levels for our other executive officers which are discussed in this report. The compensation committee is currently reviewing various approaches to align Mr. Lubell’s compensation with the interests of our stockholders and to provide an incentive to Mr. Lubell to increase the long-term value of our company to our stockholders.
      The amounts paid to Mr. Lubell in the form of incentive compensation were determined by the board subject to a requirement in Mr. Lubell’s employment contract that he be paid additional monthly compensation equal to 3% of net sales revenue received by us and by our subsidiary Guru Denim, Inc. during the month immediately preceding payment. As defined in Mr. Lubell’s employment agreement, net sales revenue means income from sales of goods and services by Guru Denim, Inc., minus the cost associated with things like returned or undeliverable merchandise, bad debts and costs of collection. In January 2005, Mr. Lubell agreed to modify the additional monthly compensation to 1.5% of net sales.
      Section 162(m) of the Internal Revenue Code. The compensation committee periodically reviews the potential implications of Section 162(m) of the tax code. This section precludes a public corporation from taking a tax deduction for individual compensation in excess of $1 million for its named executive officers unless the compensation is performance-based within the meaning of Section 162(m). Although the compensation committee will consider various alternatives for preserving the deductibility of compensation payments, the committee reserves the right to award compensation to our executives that may not qualify under Section 162(m) as deductible compensation.
      Conclusion. It is the opinion of the compensation committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the interests of each executive officer and the interests of our stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner for both the short and long-term.

Respectfully Submitted by the Compensation
Committee of the Board of Directors,

Mark Maron (Chairman)
G. Louis Graziadio, III
Robert L. Harris, II
Dated: June 16, 2005
      The Compensation Committee Report on Executive Compensation is not deemed to be “soliciting material” or to be filed with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the company under the Exchange Act, except to the extent that the company specifically incorporates the information contained in the report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      As of July 6, 2005, there were 21,877,856 shares of our common stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of that date by (i) each of our directors, (ii) each of our executive officers, and (iii) all of our directors and executive officers as a group. There is no person known to us who beneficially owns more than 5% of our common stock. The number of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and any shares which the individual has the right to acquire within 60 days of July 6, 2005 through the exercise of any stock option or other right. Unless otherwise noted, we believe that each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table:

	Amount and Nature of	Percent of
Name and Address of Beneficial Owner(1)	Beneficial Ownership	Class

Directors and Executive Officers
Jeffrey Lubell(2)	8,977,666	40.3%
Kymberly Lubell(3)	83,333	*
Mark Saltzman(4)	66,667	*
Charles A. Lesser(5)	420,834	1.9
Joseph Coulombe(6)	6,000	*
G. Louis Graziadio, III(6)	6,000	*
Robert L. Harris, II(6)	6,000	*
Mark S. Maron(6)	6,000	*
All Directors and Executive Officers as a Group (8 Persons)	9,572,500	43.8%

*	Less than 1%

(1)	Each of our directors and executive officers may be reached at 1525 Rio Vista Avenue, Los Angeles, California 90023, telephone (323) 325-9821.

(2)	Mr. Lubell holds 8,594,333 shares of our common stock. In addition, Mr. Lubell holds 383,333 options to purchase shares of our common stock that are currently exercisable or exercisable within 60 days.

(3)	Mrs. Lubell holds 83,333 options to purchase shares of our common stock that are currently exercisable or exercisable within 60 days.

(4)	Mr. Saltzman holds 66,667 options to purchase shares of our common stock granted on August 13, 2004 that are currently exercisable or exercisable within 60 days.

(5)	Mr. Lesser holds 325,000 shares of our common stock. In addition, Mr. Lesser holds 95,384 options to purchase shares of our common stock that are currently exercisable or exercisable within 60 days.

(6)	Each of Messrs. Coulombe, Graziadio, Harris and Maron hold 6,000 shares of restricted common stock, which were granted on May 26, 2005 and will vest equally over three years.

TOTAL RETURN COMPARISON SINCE OUR COMMENCEMENT OF OPERATIONS
THROUGH DECEMBER 31, 2004
      The following graph presents a total return comparison of our common stock with the S&P 500 Index and the S&P Apparel Retail Index.
COMPARISON OF 19 MONTH CUMULATIVE TOTAL RETURN*
AMONG TRUE RELIGION APPAREL, INC., THE S&P 500 INDEX
AND THE S&P APPAREL RETAIL INDEX

*	$100 invested on 5/27/03 in stock or on 4/30/03 in index-including reinvestment of dividends. Fiscal year ending December 31.
Copyright© 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/ S&P.htm
      The preceding stock performance graph is not considered proxy solicitation materials and are not deemed filed with the SEC. Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act of 1933, as amended, or the Securities Act, as amended, that might incorporate future filings made by us under those statutes, the stock performance graph shall not be incorporated by reference into any such prior filings or into any future filings made by us under those statutes.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions
      We have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.
Family Relationships
      Jeffrey Lubell and Kymberly Lubell are husband and wife.

AUDIT COMMITTEE REPORT
      Composition. On May 26, 2005, the audit committee of our board of directors was formed with its current members. The audit committee is comprised of three directors and operates under a written charter adopted by the board. All members of the audit committee are (i) “independent” under Nasdaq independence standards, (ii) meet the criteria for independence as set forth in the Exchange Act, (iii) has not participated in the preparation of our financial statement at any time during the past three years and (iv) is able to read and understand fundamental financial statements.
      Responsibilities. The responsibilities of the audit committee include recommending to the board an accounting firm to be engaged as our independent registered public accounting firm. Our management has primary responsibility for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The audit committee’s responsibility is to oversee these processes and the activities of our internal audit department. For the fiscal year ended December 31, 2004, the audit committee has performed, or has confirmed that the board has performed, the duties of the audit committee.
      Review with Management and Independent Accountants. In fulfilling its responsibilities for the financial statements for the fiscal year ending December 31, 2004, the board has reviewed our consolidated audited financial statements and met separately, and held discussions with, management and Stonefield Josephson, Inc., our independent registered public accounting firm. Our management represented to the board that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. Since the audit committee was formed in May 2005, the audit committee has not yet discussed with Stonefield Josephson, Inc. matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” and our independent registered public accounting firm also has not yet provided to the audit committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”
      The audit committee discussed with our independent registered public accounting firm, Stonefield Josephson, Inc., the firm’s independence.
      Conclusion. Based upon the board’s discussions with management and the independent accountants, the board’s review of the representations of management and the report of the independent registered public accounting firm to the board, the board recommended the inclusion of our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the SEC.
      Reappointment of Independent Auditors. On June 16, 2005, the audit committee recommended to the board the reappointment of Stonefield Josephson, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

Respectfully submitted by the Audit
Committee of the Board of Directors,

Joseph Coulombe (Chairman)
G. Louis Graziadio, III
Robert L. Harris, II
Dated: June 16, 2005
      The Audit Committee Report is not deemed to be “soliciting material” or to be filed with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the company under the Exchange Act, except to the extent that the company specifically incorporates the information contained in the report by reference therein.
Audit and Related Fees
      The following table presents fees for professional audit services rendered by Stonefield Josephson, Inc. for the audit of our company’s annual financial statements for the years ended December 31, 2004 and December 31, 2003, and fees billed for other services rendered by Stonefield Josephson, Inc. during 2003 and 2004.

	2004	2003

Audit fees	$53,324	$1,165
Audit-related fees	144	35,201
Tax fees	8,020	4,025
Other fees	—	—

Total:	61,488	$40,391
Pre-approval Policies and Procedures
      The SEC adopted rules that require that before Stonefield Josephson, Inc. is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

•	approved by our audit committee; or

•	entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.
      The audit committee pre-approves all services provided by our independent auditors. The pre-approval process has just been implemented in response to the new rules, and therefore, the audit committee does not have records of what percentage of the above fees were pre-approved. However, all of the above services and fees were reviewed and approved by the audit committee either before or after the respective services were rendered.
      The audit committee has considered the nature and amount of fees billed by Stonefield Josephson, Inc. and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Stonefield Josephson, Inc.’s independence.

PROPOSAL NO. 2:
APPROVAL OF REINCORPORATION FROM NEVADA TO DELAWARE
General
      Our board of directors has unanimously approved the Reincorporation Proposal. Through the reincorporation, the state of incorporation of our company would be changed from Nevada to Delaware. To accomplish the reincorporation, the board has unanimously adopted an Agreement and Plan of Merger, or Merger Agreement, which provides for the merger of our company into True Religion Apparel (Delaware), Inc., a wholly owned subsidiary of our company, which has recently been formed pursuant to the Delaware General Corporation Law, or DGCL, for this purpose. The name of our company after the merger will remain “True Religion Apparel, Inc.” To maintain clarity in discussing the Reincorporation Proposal, the company before the merger is sometimes referred to as “True Religion Nevada” and the company after the merger is sometimes referred to as “True Religion Delaware.”
      Approval of the Reincorporation Proposal will also constitute approval of the Merger Agreement, the True Religion Delaware certificate of incorporation and the True Religion Delaware bylaws, copies of which are attached to this proxy statement as Annexes B, C and D, respectively.
      Our company’s corporate affairs are presently governed by the corporate law of Nevada, our current state of incorporation, the True Religion Nevada articles of incorporation and the True Religion Nevada bylaws. These documents are available for inspection during business hours at our principal executive offices. In addition, copies may be obtained by writing to us at True Religion Apparel, Inc., 1525 Rio Vista Avenue, Los Angeles, California 90023, Attention: Charles A. Lesser, Chief Financial Officer. If the Reincorporation Proposal is approved by our stockholders and the merger effected, we will be governed by Delaware law and the certificate of incorporation and bylaws of True Religion Delaware. A discussion of the material similarities and differences in the rights of stockholders of our company before and after the merger appears below.
      The proposed reincorporation will not effect any change in our business or management and will not change our name or the location of our principal executive offices. At the effective time of the reincorporation, the same individuals who serve as the directors and executive officers of True Religion Nevada will become the directors and executive officers of True Religion Delaware. All employee benefit and stock option and equity incentive plans of True Religion Nevada will become True Religion Delaware plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of True Religion Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions. Stockholders should note that approval of the Reincorporation Proposal will also constitute approval of these plans continuing as True Religion Delaware plans. Other employee benefit arrangements of True Religion Nevada will also be continued by True Religion Delaware upon the terms and subject to the conditions currently in effect. We believe that the Reincorporation Proposal will not affect any of our material contracts with any third parties and that True Religion Nevada’s rights and obligations under such material contractual arrangements will continue as rights and obligations of True Religion Delaware.
      Our common stock is listed on the OTC Bulletin Board and will continue to be listed on the OTC Bulletin Board after the reincorporation. Following the merger, each share of common stock of True Religion Nevada will be automatically converted into one share of common stock of True Religion Delaware. True Religion Nevada stock certificates will be deemed automatically to represent an equal number of shares of True Religion Delaware common stock. Following the reincorporation, previously outstanding True Religion Nevada stock certificates may be delivered in effecting sales through a broker, or otherwise, of shares of True Religion Delaware stock. It will not be necessary for you to exchange your existing True Religion Nevada stock certificates for stock certificates of True Religion Delaware.
      If the board determines that circumstances have arisen that make it inadvisable to proceed with the Reincorporation Proposal under the original terms of the Merger Agreement, the merger (and thus the reincorporation) may be abandoned or the Merger Agreement may be amended by the board either before or after stockholder approval has been obtained (except that the principal terms may not be amended without obtaining further stockholder approval). The discussion below is qualified in its entirety by reference to the Merger Agreement, the True Religion Delaware certificate of incorporation and the True Religion Delaware bylaws, copies of which are attached to this proxy statement as Annexes B, C and D, respectively, and by the applicable provisions of Nevada corporate law and Delaware corporate law.
Vote Required
      The Reincorporation Proposal requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote. The Board of directors recommends a vote “FOR” the Reincorporation Proposal.
Reasons for and Advantages of Reincorporation in Delaware
      For many years, Delaware has followed a policy of encouraging incorporation in that state. To advance that policy, Delaware has adopted comprehensive, modern and flexible corporate laws that are updated and revised periodically to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Delaware courts have developed considerable expertise in dealing with corporate issues. In doing so, Delaware courts have created a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. The board believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.
      The DGCL permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the board under the business judgment rule with respect to unsolicited takeover attempts. Our current articles of incorporation do not include such “anti-takeover” provisions. Our board has no present intention following the reincorporation in Delaware to further amend the certificate of incorporation or bylaws of True Religion Delaware to include any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the stockholders, our board may consider in the future certain anti-takeover strategies which may enhance the board’s ability to negotiate with an unsolicited bidder.
      In the opinion of management, such latitude affords Delaware corporations more opportunities to raise capital. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation’s previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock, if any, having a preference upon the distribution of assets. Under Nevada law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation’s articles of incorporation permit otherwise) the corporation’s total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Nevada’s and Delaware’s corporate laws are more fully explained below.

      In management’s opinion, members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility reflected in the examples mentioned.
Disadvantages of Reincorporation in Delaware
      Despite the unanimous belief of our board that the Reincorporation Proposal is in our best interests and the best interest of our stockholders, some stockholders may find the proposal disadvantageous to the extent that it may have the effect of discouraging a future takeover attempt which is not approved by the board, but which a majority of the stockholders deem to be in their best interests or in which stockholders are to receive a substantial premium for their shares over the market value or their cost basis in such shares. As a result of these effects, stockholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the board to resist a takeover or a change in control of our company, they could make it more difficult to change the existing board and management or to effect a change in control of our company which is opposed by the board. This strengthened tenure and authority of the board could enable the board to resist change and otherwise thwart the desires of a majority of the stockholders.
      It should be noted further that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. For a comparison of stockholders’ rights and the powers of management under Delaware and Nevada law, see “Summary of Material Changes in Charter and Bylaws to be Effected by the Reincorporation Proposal and Differences Between Nevada and Delaware Corporate Laws.”
      The board has considered these potential disadvantages and has unanimously concluded that the potential benefits of the proposed reincorporation outweigh the possible disadvantages.
Comparison of True Religion Delaware Capital Stock

Authorized Capital Stock
      Our authorized capital stock presently consists of 1,200,000,000 shares of common stock, par value $0.00001 per share. As of July 6, 2005, there were 21,877,856 shares of our common stock issued and outstanding. There are 540,001 shares of common stock reserved for issuance upon the exercise of options pursuant to our 2004 Stock Option Plan and 690,278 shares of common stock reserved for issuance pursuant to our 2004 Equity Plan. If Proposal 3 is approved, there will be an additional 2,769,721 shares of common stock reserved for issuance under our 2005 Stock Incentive Plan. There are no other agreements, arrangements or understandings with anyone to sell or issue any additional shares of our common stock.
      We currently are not authorized to issue preferred stock, and as such no shares of preferred stock are currently issued or outstanding. Nevada law does not allow for the issuance of “blank check” preferred stock, but instead requires a corporation to amend its articles of incorporation to authorize the issuance of each series of preferred stock.
      True Religion Delaware’s authorized capital stock presently consists of (i) 80,000,000 shares of common stock, par value $0.001 per share, of which one share is issued and outstanding and is owned by us, and (ii) 20,000,000 shares of preferred stock, par value $0.0001 per share, none of which are issued or outstanding. The Reincorporation Proposal will result in decreasing the authorized number of shares of capital stock from 1,200,000,000 shares to 100,000,000 shares. In connection with the reincorporation, 1 share of True Religion Delaware common stock will be issued in exchange for each of our currently outstanding shares of True Religion Nevada common stock. No shares of True Religion Delaware preferred stock will be issued in connection with the reincorporation. All of the shares of True Religion Delaware common stock issued in connection with the reincorporation will be validly issued, fully paid and non-assessable.

True Religion Delaware Common Stock
      The holders of True Religion Delaware common stock will be entitled to one vote for each share on all matters voted on by stockholders, including the election of directors and, except as otherwise required by law, or provided in any resolution adopted by the board of directors with respect to any series of True Religion Delaware preferred stock, will exclusively possess all voting power. The holders of True Religion Delaware common stock will not have any cumulative voting, conversion, redemption or preemptive rights. Subject to any preferential rights of any outstanding series of True religion Delaware preferred stock designated by the True Religion Delaware board of directors from time to time, the holders of True Religion Delaware common stock will be entitled to such dividends as may be declared from time to time by the True Religion Delaware board of directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of True Religion Delaware available for distribution to such holders.

“Blank Check” Preferred Stock
      The certificate of incorporation of True Religion Delaware authorizes the issuance of 20,000,000 shares of preferred stock, par value $0.001 per share. Such preferred stock is commonly referred to as “blank check” preferred stock because the True Religion Delaware board of directors has the authority, without further action by the stockholders, to establish one or more series of preferred stock and determine, with respect to any series of preferred stock, the terms and rights of that series, including: (i) the designation of the series; (ii) the number of shares of the series, which the board may, except where otherwise provided in the preferred stock designation, increase or decrease, but not below the number of shares then outstanding; (iii) the voting powers, if any, of the shares of the series; and (iv) the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of the series.
      The authorization of preferred stock alone will not have an immediate effect on the rights of existing common stockholders. However, the issuance of preferred stock over time may have an effect on common stockholders. Shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the common stock. As a result, the ownership interest of common stockholders could be significantly diluted by the issuance of preferred stock. While there are no current plans, commitments or understandings to issue any preferred stock, in the event of any issuances, common stockholders will not have any preemptive or similar rights to acquire any preferred stock, and their ownership interest could therefore be significantly reduced.
      The authorization of “blank check” preferred stock could have anti-takeover ramifications. It could discourage, or be used to impede, mergers or business combinations and possible tender offers for shares of our common stock. Any issuance of preferred stock with voting rights, or the adoption of a rights plan or “poison pill” granting other stockholders additional rights or shares of stock in the event that a particular group of stockholders obtains a designated percentage of ownership of our voting stock, could have the effect of delaying or preventing a change in control by increasing the number of outstanding shares entitled to vote or by increasing the number of votes required to approve a change in control. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control by means of a tender offer, proxy contest, merger or other transaction. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares to persons friendly to the board of directors could make it more difficult to remove incumbent officers and directors from office even if such change were to be favorable to stockholders generally. We do not presently intend to implement or adopt any such rights plans or other anti-takeover measures.
      Authorized but unissued and unreserved shares of capital stock may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions. The DGCL does not require stockholder approval for the issuance of authorized shares. The rules of Nasdaq require stockholder approval of certain stock issuances. One of the effects of the existence of unissued and unreserved capital stock may be to enable our board to issue shares to persons friendly to current management, which could render more difficult or discourage an attempt to obtain control.
Summary of Material Changes in Charter and Bylaws to be Effected by the Reincorporation Proposal and Differences Between Nevada and Delaware Corporate Laws

General
      The rights of the holders of our common stock are presently governed by our articles of incorporation and bylaws and the Nevada General Corporation Law. If the Reincorporation Proposal is approved and the merger accomplished, , holders of our common stock will become stockholders of True Religion Delaware and their rights will thereafter be governed by Delaware law, the True Religion Delaware certificate of incorporation and bylaws and the DGCL.
      The following discussion briefly summarizes the significant differences between the corporate laws of Delaware and the corporate laws of Nevada and does not purport to be a complete statement of such laws.

Fiduciary Duties of Directors
      Both Delaware and Nevada law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve and the stockholders of those corporations.
      With respect to fiduciary duties, Nevada law may provide directors broader discretion, and increased protection from liability, in exercising their fiduciary duties, particularly in the context of a change in control. Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation. A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.
      A director of a Delaware corporation, in performing his or her duties, is protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation’s officers or employees, by a committee of the board of directors or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence. Such other person must also have been selected with reasonable care by or on behalf of the corporation. In performing his or her duties, a director of a Nevada business corporation is entitled to rely, in good faith, on information, opinions, reports, books of account or statements (including financial statements and other financial data) prepared or presented by any of the corporation’s directors, officers or employees so long as the director reasonably believes such persons to be reliable and competent in such matters; counsel, public accountants, financial advisers, valuation advisers, investment bankers or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; and a duly designated committee of the board which the director reasonably believes merits confidence and upon which the director does not serve, but only as to matters within the committee’s designated authority. A director of a Nevada corporation is not considered to be acting in good faith if the director has knowledge concerning the matter in question which would cause such reliance to be unwarranted.
      Delaware law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders, or in the context of insolvency, the creditors of the corporation. Nevada law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders.
      Under Delaware law, directors of a Delaware corporation are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, if a preponderance of the evidence shows that the directors’ decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office. Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements: the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure and that measure must be reasonable in relation to the perceived threat posed by the change in control. Under Nevada law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation’s best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders’ right to vote for or remove directors.

Anti-Takeover Laws
      Section 203 of the DGCL contains certain “anti-takeover” provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its certificate of incorporation or bylaws. True Religion Delaware has not elected to opt out of the provisions of Section 203. Section 203 prohibits a corporation from engaging in any “business combination” with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if any of the following conditions are met:

•	the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained such ownership;

•	after the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

•	at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.
In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation’s stock if it was as a result of action taken solely by the corporation.
      Nevada law contains certain “anti-takeover” provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. True Religion Nevada did not elect to opt out of any of these provisions. Nevada law prohibits a corporation from engaging in any “business combination” with any person that owns, directly or indirectly, 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.
      Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained such ownership unless the combination meets all of the requirements of the corporation’s articles of incorporation, and:

•	is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder’s date of acquiring shares; or

•	the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.
      In addition, the Nevada law suspends the voting rights of the “control shares” of a stockholder that acquires 20% or more of a corporation’s shares entitled to be voted in an election of directors. The voting rights of the control shares generally remain suspended until such time as the “disinterested” stockholders of the company vote to restore the voting power of the acquiring stockholder.
      If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any stockholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such stockholder’s shares. Within 10 days of the vote according the shares of the acquiring person voting rights, the corporation is required to send notice to any stockholders who did not vote in favor of such action notifying them of their right to demand payment for their shares. Within a set period of time between 30 and 60 days from receipt of such notice, a stockholder seeking payment must demand payment for such stockholder’s shares. The corporation must then comply within 30 days.

Dividend Rights and Repurchase of Shares
      Under Delaware law, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits, for the fiscal year in which the dividends are declared and/or for its preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Surplus is defined as net assets minus stated capital. Delaware law applies different tests to the payment of dividends and the repurchase of shares. Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.
      Under Nevada law, a corporation is prohibited from making a distribution (including dividends on, or redemption or repurchase of, shares of capital stock) to its stockholders if, after giving effect to the distribution:

•	the corporation would be unable to pay its debts as they become due in the usual course of business; or

•	the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if that corporation were then dissolved, to satisfy the rights of stockholders having superior preferential rights upon dissolution to the stockholders receiving the distribution.

The board of directors of a Nevada corporation may base the above determination on financial statements prepared on the basis of accounting principals, fair valuation, including without limitation unrealized appreciation or depreciation, or any other method that is reasonable under the circumstances.

Size of the Board of Directors
      Delaware law and Nevada law permit the board of directors alone to change the authorized number or the range of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation or articles of incorporation, as the case may be, (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation, or articles of incorporation, as the case may be, following approval of such change by the stockholders). If the Reincorporation Proposal is approved, the six current directors of True Religion Nevada will continue as directors of True Religion Delaware after the proposed reincorporation is consummated.

Cumulative Voting
      Under Delaware law and Nevada law, cumulative voting is not mandatory, and cumulative voting rights must be provided in a corporation’s certificate of incorporation or articles of incorporation, as the case may be, if stockholders are to be entitled to cumulative voting rights. Cumulative voting entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such shareholder multiplied by the total number of directors to be elected, and to cast all such votes for one nominee or distribute the votes among up to as many candidates as there are positions to be filled. Without cumulative voting, a stockholder or group of stockholders must hold a majority of the voting shares to cause the election of one or more nominees. Cumulative voting enables a minority stockholder or group of stockholders holding a relatively small number of shares to elect a representative or representatives to the board. True Religion Nevada does not permit cumulative voting and, as of immediately following the Reincorporation Proposal, True Religion Delaware will not permit cumulative voting.

Classified Board of Directors
      A classified board is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. Delaware law and Nevada law permit, but do not require, a classified board of directors, with staggered terms. Pursuant to the DGCL, either one-half or one-third of the directors are elected for terms of two or three years, respectively. Pursuant to the Nevada General Corporation Law, at least one-fourth of the directors must be elected annually. Such method of electing directors makes changes in the composition of the board of directors, and thus a potential change in control of a corporation, a lengthier and more difficult process. Classification of directors is also likely to provide the board of directors with greater continuity and experience. True Religion Nevada does not have a classified board and, as of immediately following the Reincorporation Proposal, True Religion Delaware will not have a classified board.

Power to Call Special Stockholder Meetings
      True Religion Nevada’s bylaws provide that a holder of at least 10% of the shares entitled vote a such special meeting may call a special meeting. Under Delaware law, a special meeting may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws and those provisions may not necessarily include a right for a 10% or greater vote of shareholders to call a special meeting. An elimination of this stockholder power may make it more difficult for shareholders to initiate action that is opposed by the board. Such action on the part of stockholders could include removal of a director, election of a director or the implementation of a rule requiring stockholder ratification of specific defensive strategies. In addition, the elimination of the ability of the stockholders to initiate action at a special meeting may make it more difficult to change the existing board and management. The increase in the percentage of shares required to call a special meeting may make it more difficult for the stockholders to initiate an action that the board opposes or make it more difficult to change the existing board and management. True Religion Delaware’s bylaws do not permit any holder of our voting securities entitled to vote at a special meeting of stockholders to initiate such a special meeting.

Elimination of Actions by Written Consent of Stockholders
      Under Nevada and Delaware law, stockholders may execute an action by written consent in lieu of a stockholder meeting. Delaware law and Nevada law permit a corporation to eliminate such actions by written consent in its charter. Elimination of written consents of stockholders could lengthen the amount of time required to take stockholder actions since certain actions by written consent are not subject to the minimum notice requirement of a stockholders’ meeting. The elimination of stockholders’ written consents, however, would deter hostile takeover attempts. Without the stockholder’s written consent, a holder or group of holders controlling a majority in interest of True Religion Delaware’s capital stock would not be able to amend True Religion Delaware’s bylaws or remove directors pursuant to a stockholder’s written consent. Any such holder or group of holders would have to call a stockholders’ meeting and wait the notice periods determined by the board pursuant to True Religion Delaware’s bylaws prior to taking any such action. The True Religion Delaware certificate of incorporation does not permit the use of stockholders’ written consents. The True Religion Nevada articles of incorporation did not prohibit the use stockholders’ written consents.

Removal of Directors
      Under Nevada law, any director or the entire board of directors may be removed with or without cause, by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote. However, if a corporation has cumulative voting no director may be removed unless such removal is approved by stockholders owning a sufficient number of shares to prevent the director’s election under cumulative voting.
      Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board of directors is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director if then cumulatively voted at an election of the entire board of directors. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides.

Filling Vacancies on the Board of Directors
      Nevada law provides that all vacancies, including those resulting from the removal of a director, may be filled by a majority of the remaining directors unless the corporation’s articles of incorporation provide otherwise.
      Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws (and unless the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, shall fill such vacancy).

Loans to Officers and Employees
      Under Delaware law and Nevada law, a corporation may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

Inspection of Stockholder Lists
      Nevada law provides an absolute right to stockholders to inspect and copy a corporation’s shareholder list, provided the stockholder has held stock in the corporation for at least six months or holds an aggregate of 5% or more of a corporation’s voting shares. Under Delaware law, shareholders have a general right to inspect and copy the stockholder list, provided the stockholder has a proper purpose in seeking such access.

Mergers and Major Transactions
      Under Delaware law, whenever the approval of the stockholders of a corporation is required for an agreement of merger or consolidation or for a sale, lease or exchange of all or substantially all of its assets, such agreement, sale, lease or exchange requires the affirmative vote of the owners of a majority of the outstanding shares entitled to vote thereon. Notwithstanding the foregoing, under Delaware law, unless required by its certificate of incorporation, no vote of the stockholders of a constituent corporation surviving a merger is necessary to authorize a merger if:

•	the agreement of merger does not amend in any respect the certificate of incorporation of such constituent corporation; and

•	each share of stock of the constituent corporation outstanding immediately prior to the merger is to be an identical outstanding or treasury share of the surviving corporation after the merger; and

•	either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into the common stock are to be issued under such agreement of merger, or the number of shares of common stock issued or so issuable does not exceed 20% of the number thereof outstanding immediately prior to the merger.
      In addition, Delaware law provides that a parent corporation that is the record holder of at least 90% of the outstanding shares of each class of stock of a subsidiary may merge the subsidiary into the parent corporation without the approval of the subsidiary’s stockholders or board of directors and without the approval of the parent’s stockholders.
      Under Nevada law, the sale, lease, exchange or disposal of all of the assets of a corporation as well as any merger, consolidation or share exchange generally must be recommended by the board of directors and requires the approval of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Nevada law, the vote of the stockholders of a Nevada corporation surviving a merger is not required if:

•	the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and

•	each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; and the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, will not exceed by more than 20% the total number of voting shares of the surviving entity outstanding immediately before the merger; and

•	the number of participating shares outstanding immediately before the merger, plus the number of participating shares issuable as a result of the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.
      In addition, Nevada law provides that no stockholder approval is required if, prior to the adoption of the plan, another corporation that is a party to such merger owns 90% or more of the outstanding shares of each class of such constituent corporation.

Stockholder Derivative Suits
      Under Delaware law and Nevada law, a stockholder may only bring a derivative action on behalf of the corporation if he or she was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law.

Dissenters’ Rights of Appraisal
      Under both Delaware and Nevada law, a dissenting stockholder of a corporation engaged in certain major corporate transactions may, under certain limited circumstances, be entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash in the amount of the fair market value of his or her shares (as determined by agreement of the parties or a court), in lieu of the consideration that he or she would otherwise receive in any such transaction.
      Under Delaware law, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of a sale or transfer of all or substantially all of the corporation’s assets or an amendment to the corporation’s certificate of incorporation. Moreover, Delaware law does not provide appraisal rights in connection with a merger or consolidation, unless the certificate of incorporation provides otherwise, to the owners of shares of a corporation that, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the merger or consolidation, is either:

•	listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers, Inc.; or

•	held of record by more than 2,000 stockholders;
unless the applicable agreement of merger or consolidation requires the owners of these shares to receive, in exchange for these shares, anything other than shares of stock of the resulting or surviving corporation or shares of stock of any other corporation listed on a national securities exchange, designated as described above, or held of record by more than 2,000 holders.
      In addition, Delaware law denies appraisal rights to the stockholders of the surviving corporation in a merger if that merger did not require for its approval the vote of the stockholders of the surviving corporation. Under Delaware law, no vote of the stockholders of a surviving corporation is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and certain other conditions are met.
      Nevada law provides that stockholders of a corporation are entitled to dissent from and obtain payment of the fair market value of his or her shares in the event of the following corporate actions, including:

•	consummation of a plan of merger to which the Nevada corporation is a party (i) if approval by the stockholder is required for the merger and he or she is entitled to vote on the merger, or (ii) in certain circumstances, if the domestic corporation is a subsidiary and is merged with its parent;

•	consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner’s interest will be acquired, if he or she is entitled to vote on the plan; or

•	any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provide that voting or nonvoting stockholders are entitled to dissent and obtain payment for such stockholder’s shares.
      Under Nevada law, appraisal rights are not provided, however, to the holders of shares of any class that is either listed on a national securities exchange or held of record by more than 2,000 stockholders;

unless the articles of incorporation of the corporation provide otherwise or if the stockholder will receive for the stockholder’s shares, anything except:

•	shares of stock of the corporation surviving or resulting from such merger;

•	shares of stock of any other corporation listed on a national securities exchange or on the national market system of the National Association of Securities Dealers automated quotation system, or which will, upon completion of the merger, be held by record by more than 2,000 holders;

•	cash in lieu of fractional shares; or any combination of shares; or

•	cash in lieu of fractional shares.

Dissolution
      Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all of the stockholders entitled to vote. If the board of directors of the corporation deems it advisable that the corporation should be dissolved and the holders of a majority of the outstanding shares of stock of the corporation entitled to vote votes in favor of the proposed dissolution, the corporation shall be dissolved upon the filing of a certificate of dissolution with the Secretary of State of the State of Delaware.
      The corporation shall continue after dissolution for the purposes of defending suits and settling its affairs for a three-year period. Delaware law sets forth payment and distribution procedures a dissolving corporation must follow in connection with winding up its affairs. Such procedures include notification requirements and, under specified circumstances, obtaining the approval of the Delaware Court of Chancery. Under Delaware law, directors of a dissolved corporation that comply with the payment and distribution procedures provided therein shall not be personally liable to the claimants of the dissolved corporation.
      Under Nevada law, if the board of directors decides after the issuance of stock or the beginning of business, that the corporation should be dissolved, it must adopt a resolution to that effect and such dissolution must also be approved by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote, unless a higher vote is required by the articles of incorporation or by the bylaws. True Religion Nevada does not require a higher vote for dissolution.

Liability of Directors and Officers
      Delaware law permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the personal liability of its directors to the corporation or its stockholders for monetary damages arising from a breach of fiduciary duty, except for:

•	a breach of the duty of loyalty to the corporation or its stockholders;

•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of Delaware law; or

•	any transaction from which the director derived an improper personal benefit.
The True Religion Delaware certificate of incorporation and bylaws each include provisions that limit the liability of directors of True Religion Delaware to the maximum extent permitted by law.
      Nevada law permits a corporation to adopt any provision in its articles of incorporation that are not contrary to the laws of Nevada. Under Nevada law, a director or officer is not individually liable to a corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proved that:

•	his act or failure to act constituted a breach of his fiduciary duties; and

•	his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law.
True Religion Nevada’s articles of incorporation provide that True Religion Nevada’s directors and officers will not be personally liable for damages for any breach of fiduciary duty except for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of unlawful dividends.
      While these provisions of Delaware and Nevada law provide officers and directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on an officer’s or director’s breach of such duties.

Indemnification of Directors and Officers
      Both Delaware and Nevada permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe that their conduct was unlawful.
      Under Delaware law, a corporation may indemnify any person involved in a third-party action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of being a director, officer, employee or agent of the corporation, against expenses (including attorneys’ fees), judgments, fines and settlement amounts actually and reasonably incurred in connection with such action, suit or proceeding or incurred by reason of such persons being or having been a representative of the corporation, if he or she acted in good faith and reasonably believed that his or her actions were in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust of other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation. Delaware law requires, unless ordered by a court, that the provision of any discretionary indemnification be predicated by a finding that the officer, director, employee or agent has met the above-described standard of conduct (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (b) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors do direct, by independent legal counsel in a written opinion, or (d) by the stockholders. However, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
      Delaware law also provides that a corporation may advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification. Delaware law provides further that the provisions for indemnification contained therein are nonexclusive of another rights to which the party may be entitled under any bylaw, agreement, vote of stockholders, disinterested directors or otherwise.
      The provisions of Nevada law regarding indemnification are substantially similar to those of Delaware law. Nevada law provides that a corporation may indemnify any director, officer, employee or agent for any expenses incurred in connection with such person’s position with the corporation, provided such person acted in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the corporation. Nevada law requires, unless ordered by a court, the provision of any discretionary indemnification must be predicated by a finding that the officer, director, employee or agent has met the above-described standard of conduct, by (a) a majority vote of the board of directors for which the quorum does not consist of parties to the proceeding; (b) independent legal counsel in a written opinion, or (c) stockholder approval. Nevada law also provides that a corporation must advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification.
      Both states require indemnification for any director, officer, employee or agent to the extent that such person has been successful on the merits or otherwise in defense of any action, suit or proceeding. Both states permit a corporation to purchase and maintain liability insurance for its officers and directors.
      Further, we have entered into indemnification agreements with each of our directors and executive officers, as currently provided under Nevada law. If we effectuate the reincorporation merger, we will enter into indemnification agreements with such individuals, as currently provided under Delaware law. We believe that these indemnification provisions and insurance are useful to attract and retain qualified directors and executive officers. However, the limitation of liability and indemnification provisions in the True Religion Delaware certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. The members of the our board of directors have a personal interest in seeing that the reincorporation merger is effected and that the limitation on liability and indemnification provisions are included as a part of the certificate of incorporation and bylaws of True Religion Delaware.

Annual Meetings
      Under Delaware law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.
      Under Nevada law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

Notice of Stockholder Meetings
      Under Delaware law, written notice of any meeting of the stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The True Religion Delaware bylaws provide that written notice of a stockholder meeting shall be given not less than 10, or in the event of a merger or consolidation, not less than 20, nor more than 60 days between the date of the meeting to each stockholder entitled to vote at the meeting.

      Under Nevada law, written notice of any meeting of the stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The True Religion Nevada bylaws provide that written notice of a stockholder meeting shall be given not less than 10 nor more than 50 days before the date of the meeting to each stockholder entitled to vote at such meeting. Nevada law also provides that the articles of incorporation or bylaws may require that the notice be also published in one or more newspapers. Neither the True Religion Nevada bylaws nor the True Religion Nevada charter contain such a requirement.

Advance Notice of Director Nominations and Stockholder Proposals
      Delaware law does not specify the manner in which nominations for directors may be made by stockholders or the manner in which business maybe brought before a meeting. The True Religion Delaware bylaws provide that notice of a director nominations or other stockholder proposals must be received not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, the proposing stockholder must deliver such notice not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
      Nevada law, like Delaware law, does not specify the manner in which nominations for directors may be made by shareholders or the manner in which business may be brought before a meeting. With respect to director nominations and stockholder proposals, the True Religion Nevada bylaws do not contain any provisions regarding any such matters.

Notice of Adjournment of Stockholder Meetings and Business Transacted at Adjourned Meeting
      Under Delaware law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. In addition, at the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting regardless of whether or not there exists a quorum.
      Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting, which is required if the adjournment is for more than 60 days.

Fixing Date for Determination of Stockholders of Record
      There are no material differences in fixing a date for determination of stockholders of record between Delaware and Nevada law.

Amendments to Charter
      Under Delaware law, an amendment or change to the certificate of incorporation generally requires the approval of the board of directors, followed by the approval of such amendment by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon. When an amendment of the certificate would adversely affect the rights of a class of stock or the rights of a series of a class, Delaware law provides that the enactment of the amendment also requires the affirmative vote of the holders of a majority of the outstanding shares of such class or series.
      Under Nevada law, an amendment to the articles requires the approval of the board of directors followed by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon and, if any class or series of shares is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each such class vote.

Amendments to Bylaws
      Under Delaware law, bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon. A corporation may, in its certificate of incorporation, confer this power upon the directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. The True Religion Delaware certificate of incorporation provides that the directors have the power to adopt, amend or repeal the True Religion Delaware bylaws.
      There is no provision in Nevada law that expressly requires a grant of power to the board of directors in the articles of incorporation in order to adopt bylaws for a corporation. Rather, Nevada law provides that the board of directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the stockholders, if any. Further, although not part of Nevada law, an opinion of the Nevada Attorney General also provides that directors may adopt bylaws for a corporation in the event that the stockholders do not. Stockholders nevertheless retain the right to adopt bylaws superseding those adopted by the board of directors. The True Religion Nevada bylaws provide that both the stockholders and the board may adopt, amend or repeal bylaws, unless the stockholders in adopting, amending or repealing a particular bylaw expressly provide that the board of directors may not amend or repeal that bylaw.

Interested Director Transactions
      Under Delaware law, contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest, if certain conditions are met. To meet these conditions, either (i) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (ii) the contract or transaction must have been fair as to the corporation at the time it was approved. Under Delaware law, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).
      Nevada law does not automatically void contracts or transactions between a corporation and one of the corporation’s directors. Under Nevada law, a contract or transaction may not voided solely because:

•	the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;

•	an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or

•	the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.
      Contracts or transactions such as those described above are permissible if:

•	the facts surrounding the contract or transaction are known to the board of directors and the board of directors authorize, approve or ratify the contract or transaction in good faith by a vote without counting the vote of the interested director; or

•	the facts or circumstances surrounding the contract or transaction are made known to the stockholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the shares entitled to vote, including the votes, if any, of the interested director; or

•	the fact that the contract or transaction will prove to be in the interested director’s financial interest is unknown to the interested director at the time it is brought before the board of directors; or

•	the contract or transaction is fair as to the corporation at the time it is authorized or approved.

Stockholders’ Rights to Examine Books and Records
      Delaware law provides that any stockholder of record may, in a written demand made under oath, demand to examine a corporation’s books and records for a proper purpose reasonably related to such person’s interest as a stockholder. If management of the corporation refuses, the stockholder can compel an examination by court order.
      Nevada law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders’ list, articles or bylaws, if the stockholder gives at least five business days’ prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders’ lists of any corporation or aided and abetted any person in procuring a list for that purpose. In addition, a Nevada corporation must allow stockholders who own or represent at least 15% of the corporation’s outstanding shares the right, upon at least five days’ written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records, except that any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

Committees of the Board of Directors
      Nevada and Delaware law both allow the board of directors to delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to authorize the acquisition of the corporation’s own stock.

Duration of Proxies
      Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

Differences in Franchise Taxes
      Nevada does not have a corporate franchise tax, and we will not pay annual franchise taxes to Nevada for the fiscal year ended December 31, 2004. After the merger contemplated by the Reincorporation Proposal is accomplished, we will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

Consideration for Stock
      Under Delaware law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.
      Under Nevada law, a corporation may issue its capital stock for less than par value and only in return for certain tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, and other securities of the corporation. Shares may be issued for less than par value.

Certain Federal Income Tax Considerations
      The following description of federal income tax considerations is based on the Code, and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. This discussion should not be considered tax or investment advice. In particular, this discussion does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax considerations should consult their own tax advisers.
      The reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain or loss will be recognized by us or the stockholders as a result of the exchange of shares of common stock for shares of True Religion Delaware common stock upon consummation of the transaction. The conversion of each share of True Religion Nevada common stock into one share of True Religion Delaware common stock will be a tax-free transaction, and the holding period and tax basis of True Religion Nevada common stock will be carried over to the True Religion Delaware common stock received in exchange therefor.
Securities Act Considerations
      After the merger contemplated by the Reincorporation Proposal is accomplished, True Religion Delaware will be a publicly held company, True Religion Delaware common stock will be listed for trading on the OTC Bulletin Board, and True Religion Delaware will file periodic reports and other documents with the SEC and provide to stockholders the same types of information that we have previously filed and provided. Stockholders whose shares of True Religion Nevada common stock are freely tradable before the reincorporation will have freely tradable shares of True Religion Delaware common stock. Stockholders holding restricted shares of True Religion Nevada common stock will have shares of True Religion Delaware common stock that are subject to the same restrictions on transfer as those to which there present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of True Religion Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, stockholders will be deemed to have acquired their shares of True Religion Delaware common stock on the date they acquired their shares of True Religion Nevada common stock. In summary, True Religion Delaware and its stockholders will be in the same respective positions under the federal securities laws after the reincorporation as they were before the reincorporation.

PROPOSAL NO. 3:
APPROVAL OF TRUE RELIGION APPAREL, INC.
2005 STOCK INCENTIVE PLAN
Introduction
      On June 16, 2005, the board approved the True Religion Apparel, Inc. 2005 Stock Incentive Plan, or 2005 Incentive Plan. The board believes that the 2005 Incentive Plan will benefit us and our shareholders by providing incentive based compensation and will encourage officers, directors, consultants and our other key employees to attain high performance and encourage stock ownership in our company. Currently, we have two stock-based incentive programs, the 2004 Option Plan, and the 2004 Equity Plan. In this proxy statement, we collectively refer to the 2004 Option Plan and the 2004 Equity Plan as the “prior plans.” The 2005 Incentive Plan is intended to amend and restate our prior plans and serve as the successor program to the prior plans. An additional 1,111,723 shares will be reserved under the 2005 Incentive Plan.
      As of July 6, 2005, 2,888,277 shares of our common stock were available for issuance under the prior plans and options to purchase 1,723,999 shares were outstanding. Since the inception of the prior plans, 802,001 shares of common stock have been issued upon the exercise of options granted under the prior plans at an average exercise price per share of $0.72 and 309,722 restricted shares of our common stock have been issued.
Description of the 2005 Incentive Plan

General
      The 2005 Incentive Plan was adopted by the board of directors in June 16, 2005 and, subject to stockholder approval, will become effective on the date of adoption by the board. At that time, all outstanding options under the prior plans will be transferred to the 2005 Incentive Plan, and no further option grants will be made under the prior plans. The transferred options will continue to be governed by their existing terms, unless the compensation committee decides to extend one or more features of the 2005 Incentive Plan to those options.

Share Reserve
      The board has authorized up to 4,000,000 shares of the common stock for issuance under the 2005 Incentive Plan. This share reserve consists of the number of shares that are estimated will be carried over from the prior plans plus an increase of approximately 1,111,723 shares. No participant in the 2005 Incentive Plan may be granted stock options, direct stock issuances and share right awards for more than 500,000 shares of common stock in total in any calendar year.

Programs
      The 2005 Incentive Plan has three separate programs:

•	the discretionary option grant program, under which the compensation committee may grant (i) non-statutory options to purchase shares of the common stock to eligible individuals in the employ or service (including employees, non-employee board members and consultants) at an exercise price not less than 100% of the fair market value of those shares on the grant date and (ii) incentive stock options to purchase shares of common stock to eligible employees at an exercise price not less than 100% of the fair market value (110% of fair market value in the case of any grant to a more than 10% shareholder) of those shares on the grant date;

•	the stock issuance program, under which eligible individuals may be issued shares of common stock directly, upon (or that vest upon) the attainment of performance goals or the completion of a specified period of service or as a bonus for past services. In order to meet the requirements of Section 162(m) of the Code which disallows deductions to publicly held corporations for compensation paid to certain executive officers in excess of $1 million, performance goals may be based upon one or more of the following performance-based business criteria, either on a business unit or company-specific basis or in comparison with peer group performance: net sales; gross sales; return on net assets; return on assets; return on equity; return on capital; return on revenues; asset turnover; economic value added; total stockholder return; net income; pre-tax income; operating profit margin; net income margin; sales margin; market share; inventory turnover; days sales outstanding; sales growth; capacity utilization; increase in customer base; cash flow; book value; share price performance (including options and stock appreciation rights tied solely to appreciation in the fair market of the shares of common stock); earnings per share; stock price earnings ratio; earnings before interest, taxes, depreciation and amortization expenses; earnings before interest and taxes; or such earnings adjusted for unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue. The performance goals may differ for each participant and for each stock grant; and

•	the director automatic stock grant program, under which each individual who is first elected or appointed as a non-employee board member shall automatically be granted, on the date of such initial election or appointment, 6,000 shares of our common stock, provided that such individual has not previously been in the employ of our company or subsidiary. In addition, on each January 1, each individual who continues to serve as a non-employee board member, shall automatically be granted 3,000 shares of our common stock, provided such individual has served as a non-employee board member for at least six months.

Eligibility
      The individuals eligible to participate in the 2005 Incentive Plan include officers and other employees, directors and consultants.

Administration
      The compensation committee will administer the discretionary option grant and stock issuance programs. The compensation committee will determine which eligible individuals are to receive option grants, stock issuances or share right awards under those programs, the time or times when the grants or issuances are to be made, the number of shares subject to each grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, the vesting schedule to be in effect for the option grant, stock issuance or share right awards and the maximum term for which any granted option is to remain outstanding.

Plan Features
      The 2005 Incentive Plan will include the following features:

•	The exercise price for any options granted under the 2005 Incentive Plan may be paid in cash or in shares of our common stock valued at fair market value on the exercise date. Options may also be exercised through a same-day sale program without any cash outlay by the optionee.

•	nary option grant program, including any transferred options from the 2004 Option Plan and 2004 Equity Plan, in return for the grant of new options for the same or different number of option shares with an exercise price per share based upon the fair market value of the common stock on the new grant date.

•	Stock appreciation rights may be issued under the discretionary option grant program. These rights will provide the holders with the election to surrender their outstanding options for a payment equal to the fair market value of the shares subject to the surrendered options less the exercise price payable for those shares. Payment may be made in cash or in shares of common stock.

Change in Control
      The 2005 Incentive Plan will include the following change in control provisions that may result in the accelerated vesting of outstanding option grants and stock issuances:

•	In the event that we are acquired by merger or asset sale or a successful tender offer for more than 50% of our outstanding voting stock which the board of directors recommends that the stockholders accept, each outstanding option under the discretionary option grant program which is not to be assumed by the successor corporation or otherwise continued in full force and effect will immediately become exercisable for all the option shares, and all outstanding unvested shares will immediately vest, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation.

•	The compensation committee will have complete discretion to grant one or more options which will become exercisable for all the option shares in the event those options are assumed in the acquisition but the optionee’s service with us or the acquiring entity is subsequently terminated. The vesting of any outstanding shares under the stock issuance program may be accelerated upon similar terms and conditions.

•	The compensation committee may grant options and structure repurchase rights so that the shares subject to those options or repurchase rights will immediately vest in connection with a successful tender offer for more than 35% of our outstanding voting stock which the board of directors does not recommend that the stockholders accept or a change in the majority of the board through one or more contested elections. This accelerated vesting may occur either at the time of the transaction or upon the subsequent termination of the individual’s service.

Additional Program Features
      The 2005 Incentive Plan will also have the following features:

•	Limited stock appreciation rights may be granted to one or more officers or directors as part of their option grants under the discretionary option grant program. Options with this feature may be surrendered to us upon the successful completion of a hostile tender offer for more than 35% of our outstanding voting stock or a change in the majority of the board through one or more contested elections. In return for the surrendered option, the optionee will be entitled to a cash payment from us in an amount per surrendered option share based upon the highest price per share of our common stock paid in the tender offer, or the fair market value per share of our common stock on the effective date of a change in the majority of the board.

•	The board may amend or modify the 2005 Incentive Plan at any time, subject to any required stockholder approval. The 2005 Incentive Plan will terminate no later than the tenth anniversary of the adoption of the plan by the board of directors.

Federal Income Tax Consequences.
      The following discussion is intended to be only a general description of the tax consequences of the 2005 Incentive Plan under the provisions of U.S. federal income tax law currently in effect and does not address any estate, gift, state, local or non-U.S. tax laws. U.S. federal income tax law is subject to change at any time, possibly with retroactive effect. Accordingly, each grantee should consult a tax advisor regarding his or her specific tax situation.
      Incentive Stock Options. The grant of an incentive stock option does not give rise to federal income tax to the grantee. Similarly, the exercise of an incentive stock option generally does not give rise to federal income tax to the grantee, as long as the grantee is continuously employed by the company from the date the option is granted until the date the option is exercised. This employment requirement is subject to certain exceptions. However, the exercise of an incentive stock option may increase the grantee’s alternative minimum tax liability, if any.

      If the grantee holds the option shares for more than two years from the date the option is granted and more than one year from the date of exercise, any gain or loss recognized on the sale or other disposition of the option shares will be capital gain or loss, measured by the difference between the sales price and the amount paid for the shares by the grantee. The capital gain or loss will be long-term or short-term, depending on the grantee’s holding period for the shares. If the grantee disposes of the option shares before the end of the required holding period, the grantee will recognize ordinary income at the time of the disposition equal to the excess, if any, of (i) the fair market value of the option shares at the time of exercise (or, under certain circumstances, the selling price, if lower) over (ii) the option exercise price paid by the grantee. Any additional amount received by the grantee would be treated as capital gain. Under current law, there is a maximum tax rate of 15% for long-term capital gains. The deductibility of capital losses is subject to certain limitations.
      We are generally not entitled to a tax deduction at any time with respect to an incentive stock option. If, however, the grantee does not satisfy the employment or holding period requirements described above, we will be allowed a deduction in an amount equal to the ordinary income recognized by the grantee, subject to certain limitations and W-2 reporting requirements.
      Non-Statutory Stock Options. The grant of a non-statutory stock option generally does not result in federal income tax to the grantee. However, the grantee will recognize taxable ordinary income upon the exercise of a non-statutory option equal to the excess of the fair market value of the option shares on the exercise date over the option exercise price paid. Slightly different rules may apply to grantees who acquire stock under options subject to certain vesting requirements or who are subject to Section 16(b) of the Exchange Act. With respect to employees, we are required to withhold income and employment taxes based on the amount of ordinary income recognized by the grantee.
      On the sale of the option shares, the grantee will recognize capital gain or loss in an amount equal to the difference between the sales price and the sum of the exercise price paid by the grantee for the shares plus any amount recognized as ordinary income upon the exercise of the option. The capital gain or loss will be long-term or short-term depending on the grantee’s holding period for the shares.
      We will be allowed a tax deduction on the exercise of the option by the grantee, equal to the amount of ordinary income recognized by the grantee, subject to certain limitations and W-2 or 1099 reporting requirements.
      Stock Grants. The grantee will generally recognize taxable ordinary income on the receipt of a direct grant of stock from us. Slightly different rules may apply to grantees who are granted stock or share right awards which are subject to certain vesting requirements or who are subject to Section 16(b) of the Exchange Act. The rules regarding our entitlement to a tax deduction for the income recognized by the grantee and our tax withholding obligations are similar to those discussed above for non-statutory stock options.
      Change in Control. In general, if the total payments to an individual that are contingent upon our “change in control” (as defined in Section 280G of the Code), including payments under the 2005 Incentive Plan that vest upon a “change in control,” equal or exceed three times the individual’s “base amount” (generally, such individual’s average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to us and the individual would be subject to a 20% excise tax on such portion of the payments.
      Taxation of Deferred Compensation. Recently enacted Section 409A of the Code imposes immediate taxation, with interest and a 20% excise tax, on certain deferred compensation that does not meet the requirements of the Section. Adverse treatment under Section 409A applies to stock appreciation rights that are granted below fair market value or that can be exercised for cash without a fixed payment date and to nonstatutory stock options are granted below fair market value. If any award granted under this Plan does not comply with the Section 409A requirements, the affected employee will be subject to the adverse tax consequences discussed in this paragraph.

      Certain Limitations on Deductibility of Executive Compensation. Section 162(m) of the Code generally denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction attributable to stock options or stock grants). Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. Compensation attributable to stock options will qualify as performance-based compensation if the exercise price of the options is no less than the fair market value of stock on the date of grant, the options are granted by a compensation committee comprised solely of “outside directors” (as defined in the Treasury Regulations issued under Section 162(m)) and certain other requirements are met. Compensation attributable to stock grants or share right awards may also qualify as performance-based compensation if the stock’s grant or vesting is based on the attainment of a performance goal and otherwise satisfies the standards for performance-based compensation.
      The 2005 Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not qualified under Section 401(a) of the Code.
Plan Benefits
      The grant of awards under the 2005 Incentive Plan to employees, including our executive officers and directors, is subject to the discretion of the board. As of the date of this proxy statement, there has been no determination made by the compensation committee with respect to future discretionary awards to our executive officers, nonemployee directors, employees or consultants under the 2005 Incentive Plan. Accordingly, future awards to such persons are not determinable.

PROPOSAL NO. 4:
RATIFICATION OF STONEFIELD JOSEPHSON, INC.
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Stonefield Josephson, Inc. was recommended by the audit committee to act in such capacity for the fiscal year ending December 31, 2005, subject to ratification by the stockholders. Stonefield Josephson has audited our financial statements since 2003.
      We have been advised by Stonefield Josephson, Inc. that the firm has no relationship with our company or its subsidiaries or affiliates other than that arising from the firm’s engagement as auditors, tax advisors and consultants. If the selection of Stonefield Josephson, Inc. is not ratified by the affirmative vote of at least a majority of the shares of our common stock represented at the meeting and entitled to vote, or if prior to the annual meeting, Stonefield Josephson, Inc. should decline to act or otherwise become incapable of acting, or if its employment should be otherwise discontinued by the board, then in any such case the audit committee will appoint other independent registered public accounting firm whose employment for any period subsequent to the 2005 annual meeting will be subject to ratification by the stockholders at the 2006 annual meeting.
      A representative of Stonefield Josephson, Inc. will be present in person at the annual meeting to make a statement if he or she desires, and to respond to appropriate questions.
Vote Required
      The affirmative vote of a majority of the shares of our common stock represented at the meeting and entitled to vote is necessary to ratify the appointment of Stonefield Josephson, Inc. as our independent registered public accounting firm.
      The board recommends that you vote “FOR” the ratification of Stonefield Josephson, Inc. as independent registered public accounting firm for the fiscal year ending December 31, 2005.
OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2004, all filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:

			Number of
			Transactions Not	Failure to File
	Number of		Reported on a	Requested
Name	Late Reports		Timely Basis	Forms

Jeffrey Lubell	1	(1)	4	—
Kymberly Lubell	1	(1)	1	—
Mark Saltzman	1	(1)	24	—
Charles A. Lesser	1	(1)	3	—

The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 4 — Statement of Changes in Beneficial Ownership of Securities.

Expenses of Proxy Solicitation
      Brokerage firms and other custodians, nominees and fiduciaries will be requested to forward the soliciting material to beneficial owners and to obtain authorization for the execution of proxies, and we will reimburse such brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock. Our directors, executive officers and employees may solicit proxies by telephone or in person (but will receive no additional compensation for such solicitation). We will bear the expense of this proxy solicitation.
Annual Report and Financial Statements
      Attention is directed to the financial statements contained in our Annual Report to Stockholders for the year ended December 31, 2004. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all stockholders of record as of July 15, 2005.
Stockholder Proposals for 2006 Annual Meeting
      Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2006 proxy statement, your proposal must be received by us no later than                     and must otherwise comply with Rule 14a-8 under the Exchange Act.
      Further, if you would like to nominate a director or bring any other business before the stockholders at the 2006 Annual Meeting, you must comply with the procedures contained in our bylaws and you must notify us in writing. If the Reincorporation Proposal is approved and the bylaws of True Religion Delaware become our bylaws, then such notice must be delivered to or received by the Secretary no later than                     , 2006. If the Reincorporation Proposal is not approved and our bylaws remain the same, then such notice must be delivered to or received by the Secretary no later than                     , 2006. While the board will consider stockholder proposals, we reserve the right to omit from our 2006 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.
      You may write to the Secretary of our company at our principal executive office, 1525 Rio Vista Avenue, Los Angeles, CA 90023, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
Availability of Form 10-KSB
      A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, which has been filed with the SEC, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of our Common Stock upon written request to Charles A. Lesser, Chief Financial Officer, 1525 Rio Vista Avenue, Los Angeles, CA 90023.

By Order of the Board of Directors

Mark J. Kelson
Secretary
July      , 2005

ANNEX A
True Religion Apparel, Inc.
Audit Committee Charter
      The Board of Directors (the “Board”) of True Religion Apparel, Inc. (the “Company”) has established a standing committee to be known as the Audit Committee (the “Committee”).
Purpose
      The purpose of the Committee is to oversee the Company’s auditing, accounting and control functions, including primary responsibility for the financial reporting process of the Company. In particular, the Committee shall assist the Board in monitoring:

•	The integrity of the financial statements of the Company, to ensure the balance, transparency and integrity of published financial information,

•	The outside auditor’s independence and qualifications,

•	The performance of the Company’s outside auditors,

•	The compliance by the Company with legal and regulatory requirements,

•	The effectiveness of the Company’s internal controls and risk management system, and

•	The appointment, replacement, reassignment or dismissal of the Chief Financial Officer.
      The Committee’s responsibilities shall also include:

•	Preparing the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement, and

•	The appointment, compensation, retention, oversight and, where appropriate, replacement of the Company’s outside auditors, who are responsible to the Board and the Committee.
Authority
      The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. Such authority includes but is not limited to:

•	Retaining outside counsel, accountants, outside advisors, consultants, or others to assist in the conduct of an investigation or as it determines appropriate to advise or assist in the performance of its functions,

•	Seeking any information it requires from employees or external parties. Employees and external parties will be directed to cooperate and comply with the committee’s requests,

•	Meeting with the senior financial personnel, company officers, outside auditors, or outside counsel, as necessary,

•	Establishing procedures for dealing with concerns of employees regarding accounting, internal control and auditing matters, and

•	Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or accounting matters.
Composition
      The Committee shall be composed of such number of directors as may be appointed by the Board, but shall have at least three members, each of whom shall meet the SEC and Nasdaq independence and experience requirements, as determined by the Board. Specifically, each member of the Committee shall be barred from accepting any consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company, and shall not be an “affiliated person” of the Company or any subsidiary of the Company, in each case other than in such member’s capacity as a member of the Board or any committee of the Board. Such members shall be outside directors who are independent of Company management and in a better position to provide the independent point of view crucial to this Committee’s effectiveness. All such members shall be financially literate and at least one shall qualify as a “financial expert” as defined under applicable SEC rules, as determined by the Board.
      The Board shall appoint the members of the Committee to serve until their successors have been duly designated and one member so appointed shall be designated by the Board as the chair of the Committee.
      Members of the Committee may be removed by the Board for any reason at any time. Vacancies on the Committee shall be filled by vote of the Board during its first meeting following the occurrence of such vacancy.
Meetings
      The Committee shall meet at least four times a year, and may meet additionally as it deems necessary or appropriate in its judgment, either in person or telephonically, such additional meetings to be called by the chair or at least two other members of the Committee.
      The Committee may adopt rules for its meetings and activities. In the absence of any such rules, Committee actions shall be governed by the Company’s bylaws and applicable law. In all cases, a quorum of the Committee shall be a majority of the persons then serving as members of the Committee. Minutes shall be regularly kept of the Committee’s proceedings, by a person appointed by the Committee to do so.
      The Committee shall also meet at least quarterly with management and the Company’s outside auditors in separate executive sessions.
      The Committee will hold at least one private meeting per year.
Responsibilities
      The Committee will carry out the following responsibilities:

Financial Statements

•	Review the annual audited and quarterly financial statements and Form 10-K, including the results of the audit for each fiscal year and Management Discussion & Analysis disclosures, with management and the outside auditor, and recommend to the Board the inclusion of the annual audited financial statements in the Company’s Annual Report on Form 10-K to be filed with the SEC.

•	Reviewing with the outside auditor and management the results of the outside auditor’s review of the quarterly financial statements, including any significant accounting or disclosure and regulatory issues, prior to issuance of earnings releases and filing quarterly reports on Form 10-Q with the SEC.

•	Oversee the periodic financial reporting process implemented by management and review the Company’s interim financial statements, annual financial statements and preliminary announcements prior to release.

•	Review management’s process for ensuring that the information contained in press announcements is consistent with published information, balanced and transparent.

•	Review from time to time (but in no event less often than annually) with the outside auditor and management, as appropriate:

•	Significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

•	Major issues regarding the Company’s accounting and auditing principles and practices, including critical accounting policies, and major changes in auditing and accounting principles and practices proposed or promulgated by regulatory accounting authorities or suggested by the outside auditor, internal auditor or management;

•	Matters required to be discussed by Statement on Auditing Standards No. 61 and 90 relating to the conduct of the audit; and

•	The results of the audit, which should include a review of any audit problems or difficulties encountered by the outside auditor in the course of the audit work, including any restrictions on the scope of activities or access to required personnel or information, and any disagreements with management.

External Audit

•	Annually retain, evaluate, and, if appropriate, recommend termination of the Company’s outside auditor. The Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, oversight, and evaluation of performance of the work of the outside auditor.

•	Approve in advance all audit engagement fees and the terms of all audit services to be provided by the outside auditor. The Committee shall establish policies and procedures for the engagement of the outside auditor to provide permissible non-audit services, which shall include pre-approval of such services.

•	At least annually, obtain and review a report from the outside auditor describing any relationships between the auditor and the Company and any other relationships that may adversely affect the auditor’s independence, consider the independence of the outside auditor, and otherwise take appropriate action to satisfy itself of the independence of the auditor, including considering whether the provision of non-audit services by the outside auditor is compatible with the auditor’s independence.

•	At least annually, review the outside auditor’s proposed audit scope and approach (inclusions and exclusions), including coordination of audit effort with internal audit, to ensure the completeness of coverage and reduction of redundant efforts.

•	At least annually, obtain and review a report by the outside auditor describing its own internal quality-control procedures; any material issues raised by its most recent quality-control review or peer review; and any inquiry or investigation by governmental or professional authorities respecting any of its audits within the past five years, together with any steps taken to deal with any such issues.

•	Discuss with the external auditor the appropriateness of the Company’s accounting policies.

Internal Audit

•	Review the internal audit function of the Company, including the proposed programs for the coming year, and the coordination of such programs with the outside auditors, with particular attention to maintaining the best possible balance between independent and internal auditing resources.

•	Review progress of the internal audit program, key findings and management’s action plans to address findings.

Compliance

•	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable law and regulations.

•	Review the effectiveness of procedures for the receipt, retention, resolution and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for employees to make confidential and anonymous submissions of concern regarding questionable accounting or auditing matters. This should also include a review of management follow-up, including disciplinary action, for any actions of noncompliance.

Internal Controls

•	Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•	Periodically review the adequacy and effectiveness of the Company’s disclosure controls and procedures and the Company’s internal controls, including any information technology security and control.

•	Evaluate overall effectiveness of the Company’s internal control and risk management frameworks and consider whether recommendations made by the auditors have been implemented by management.

Reporting

•	Regularly report to the Board about committee activities, issues and related recommendations.

•	Report annually to the stockholders, describing the committee’s composition, responsibilities, and how they were discharged, and any other information required by regulators.

Other Responsibilities

•	Assess annually the Committee’s and individual members’ performance of the duties specified in this Charter and report its findings to the Board.

•	Annually review and assess the adequacy of this Charter and recommend any proposed changes to the Board. This Charter shall be disclosed in the Company’s proxy statement at least once every three years.

•	Hold separate private meetings with management and external auditors.

•	Establish policies for the hiring of employees and former employees of the external auditors.
      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan and conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

ANNEX B
FORM OF AGREEMENT AND PLAN OF MERGER
      This AGREEMENT AND PLAN OF MERGER (“Agreement”) dated as of                     , 2005, is made and entered into by and between True Religion Apparel, Inc., a Nevada corporation (“Parent”) and True Religion Apparel (Delaware), Inc., a Delaware corporation (“Subsidiary”).
      WHEREAS, Parent is a corporation organized and existing under the laws of Nevada;
      WHEREAS, Subsidiary is a corporation organized and existing under the laws of Delaware and is a wholly owned subsidiary of Parent;
      WHEREAS, Parent and Subsidiary and their respective Boards of Directors deem it advisable and to the advantage, for the welfare and in the best interests of the corporations and their respective stockholders to merge Parent with and into Subsidiary pursuant to the provisions of Nevada Revised Statutes (“NRS”) and the Delaware General Corporation Law (“DGCL”) upon the terms and conditions set forth in this Agreement;
      NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that Parent shall be merged into Subsidiary (the “Merger”) upon the terms and conditions set forth below.
ARTICLE 1
PRINCIPAL TERMS OF THE MERGER
      Section 1.1     Merger. On the Effective Date (as defined in Section 4.1 below), Parent shall be merged into Subsidiary, the separate existence of Parent shall cease and Subsidiary (the surviving entity following the Merger is referred to in this Agreement as the “Surviving Corporation”) shall operate under the name “True Religion Apparel, Inc.” by virtue of, and shall be governed by, the laws of Delaware. The address of the registered office of the Surviving Corporation in Delaware will be National Corporate Research, Ltd., 615 South DuPont Highway, in the City of Dover, County of Kent, Delaware 19901, and the registered agent in charge thereof shall be National Corporate Research, Ltd.
      Section 1.2     Certificate of Incorporation of the Surviving Corporation. The certificate of incorporation of the Surviving Corporation shall be the certificate of incorporation of Subsidiary as in effect on the date hereof without change unless and until amended in accordance with applicable law.
      Section 1.3     Bylaws of the Surviving Corporation. The bylaws of the Surviving Corporation shall be the bylaws of Subsidiary as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.
      Section 1.4     Directors and Officers. At the Effective Date of the Merger, the directors and officers of Parent in office at the Effective Date of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the certificate of incorporation and bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.
ARTICLE 2
CONVERSION, CERTIFICATES AND PLANS
      Section 2.1     Conversion of Shares. At the Effective Date of the Merger, each of the following transactions shall be deemed to occur simultaneously:

(a.) Common Stock. Each share of Parent’s common stock, $0.00001 par value per share (“Parent Stock”), issued and outstanding immediately before the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation’s common stock, $0.0001 par value per share (the “Surviving Corporation Stock”).

(b.) Options. Each option to acquire shares of Parent Stock outstanding immediately before the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of Surviving Corporation Stock that is equal to the number of shares of Parent Stock that the optionee would have received had the optionee exercised such option in full immediately before to the Effective Date of the Merger (whether or not such option was then exercisable) and the exercise price per share under each such option shall be equal to the exercise price per share thereunder immediately before the Effective Date of the Merger, unless otherwise provided in the instrument granting such option.

(c.) Other Rights. Any other right, by contract or otherwise, to acquire shares of Parent Stock outstanding immediately before the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire, upon the same terms and conditions, the number of shares of Surviving Corporation Stock that is equal to the number of shares of Parent Stock that the right holder would have received had the right holder exercised such right in full immediately before the Effective Date of the Merger (whether or not such right was then exercisable) and the exercise price per share under each such right shall be equal to the exercise price per share thereunder immediately before the Effective Date of the Merger, unless otherwise provided in the agreement granting such right.

(d.) Subsidiary Stock. Each share of Subsidiary Stock issued and outstanding immediately before the Effective Date of the Merger and held by Parent shall be canceled without any consideration being issued or paid therefor.

      Section 2.2     Stock Certificates. After the Effective Date of the Merger, each certificate theretofore representing issued and outstanding shares of Parent Stock will thereafter be deemed to represent the same number of shares of the same class and series of capital stock of Subsidiary. The holders of outstanding certificates theretofore representing Parent Stock will not be required to surrender such certificate to Parent or the Surviving Corporation.
      Section 2.3     Employee Benefit and Compensation Plans. At the Effective Date of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan, incentive compensation plan or other similar plan of Parent provides for the issuance or purchase of, or otherwise relates to, Parent Stock, after the Effective Date of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Surviving Corporation Stock.
ARTICLE 3
TRANSFER AND CONVEYANCE OF ASSETS
AND ASSUMPTION OF LIABILITIES
      Section 3.1     Effects of the Merger. At the Effective Date of the Merger, the Merger shall have the effects specified in the NRS, the DGCL and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Date of the Merger, the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; the rights, privileges, powers and franchises of Parent and Subsidiary, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise vested in Parent and Subsidiary or either of them, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.
      Section 3.2     Additional Actions. If, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of Parent acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, Parent and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement. The proper officers and directors of the Surviving Corporation are fully authorized in the name of Parent or otherwise to take any and all such action.
ARTICLE 4
APPROVAL BY STOCKHOLDERS;
AMENDMENT; EFFECTIVE DATE
      Section 4.1     Approval. This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of stockholders in accordance with the NRS and the DGCL. As promptly as practicable after approval of this Agreement by stockholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Nevada and the Secretary of State of Delaware, respectively, in accordance with the laws of Nevada and Delaware. The effective date (“Effective Date”) of the Merger shall be the date on which the Merger becomes effective under the laws of Nevada or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.
      Section 4.2     Amendments. The Board of Directors of Parent may amend this Agreement at any time before the Effective Date, provided, however, that an amendment made subsequent to the approval of the Merger by the stockholders of Parent shall not (a) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of Parent Stock, (b) alter or change any term of the certificate of incorporation of Subsidiary or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Parent Stock.
ARTICLE 5
MISCELLANEOUS
      Section 5.1     Termination. This Agreement may be terminated and the Merger abandoned at any time before the filing of this Agreement with the Secretary of State of Nevada and the Secretary of State of Delaware, whether before or after stockholder approval of this Agreement, by the consent of the Boards of Directors of Parent and Subsidiary.
      Section 5.2     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.
      Section 5.3     Descriptive Headings. The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Agreement.
      Section 5.4     Governing Law. This Agreement shall be construed in accordance with the laws of Delaware, except to the extent the laws of Nevada shall apply to the Merger where mandated by the NRS.

[SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Agreement, pursuant to authority duly given by their respective boards of directors, have caused this Agreement to be duly executed on the date set forth above.

TRUE RELIGION APPAREL, INC.

By:

Name:
Title:

TRUE RELIGION APPAREL (DELAWARE), INC.

By:

Name:
Title:

ANNEX C
FORM OF CERTIFICATE OF INCORPORATION
OF
TRUE RELIGION (DELAWARE), INC.
      1. The name of the corporation is True Religion (Delaware), Inc. (the “Corporation”).
      2. The address of the registered office of the corporation in the State of Delaware is 615 South DuPont Highway, in the City of Dover, County of Kent, Delaware 19901. The name of its registered agent at such address is National Corporate Research, Ltd.
      3. The nature of the business or purpose to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
      4. (a) The total number of shares of all classes of stock which the corporation shall have authority to issue is One Hundred Million (100,000,000) shares, of which Eighty Million (80,000,000) shall be shares of common stock, par value $0.0001 per share, and twenty million (20,000,000) shall be shares of preferred stock, par value $0.0001 per share.
      (b) Holders of common stock shall have one vote for each share on each matter submitted to a vote of the stockholders of the corporation. Except as otherwise provided by law, by the certificate of incorporation or by resolution or resolutions of the board of directors providing for the issuance of any series of preferred stock, the holders of common stock shall have sole voting power. Subject to all rights of the preferred stock or any series thereof, the holders of common stock shall be entitled to receive, when, as and if declared by the board of directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise. Upon any liquidation of the corporation, and after holders of preferred stock of each series shall have been paid in full the amounts to which they respectively are entitled or a sum sufficient for such payment in full has been set aside, the remaining net assets of the corporation shall be distributed pro rata to the holders of common stock, to the exclusion of holders of preferred stock.
      (c) Preferred stock may be issued from time to time in one or more series. The board of directors is hereby expressly granted the authority to authorize the issuance of one or more series of preferred stock, and to fix by resolution or resolutions providing for the issuance of each such series the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of such series, to the full extent now or hereafter permitted by law. No holders of any series of preferred stock will be entitled to receive any dividends thereon other than those specifically provided for by the certificate of incorporation or the resolution or resolutions of the board of directors providing for the issuance of such series of preferred stock. Upon any liquidation of the corporation, whether voluntary or involuntary, the holders of preferred stock of each series will be entitled to receive only such amount or amounts as will have been fixed by the certificate of incorporation or by the resolution or resolutions of the board of directors providing for the issuance of such series.
      5. The name and mailing address of the incorporator is as follows:

Name	Address

Kevin Donnelly	11355 West Olympic Blvd.
Los Angeles, CA 90064
      6. The corporation is to have perpetual existence.
      7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the bylaws of the corporation.
      8. Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

      9. Meetings of stockholders may be held in Delaware or elsewhere, as the bylaws may provide. The books of the corporation may be kept (subject to any statutory provision) at such place or places, whether in Delaware or elsewhere, as may be designated from time to time by the board of directors or in the bylaws of the corporation.
      10. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights, preferences and privileges conferred upon stockholders, directors or by any other persons whomsoever herein are granted subject to this reservation.
      11. The number of directors constituting the Board of Directors shall be determined by the Board of Directors, subject to the by-laws of the Corporation. Any vacancy in the Board of Directors, whether arising from death, resignation, removal (with or without cause), an increase in the number of directors or any other cause, may be filled by the vote of either a majority of the directors then in office, though less than a quorum, or by the stockholders at the next annual meeting thereof or at a special meeting called for such purpose. Each director so elected shall hold office until the next meeting of the stockholders in which the election of directors is in the regular order of business and until his successor shall have been elected and qualified.
      12. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the bylaws, and no action shall be taken by the stockholders by written consent.
      13. No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) for any transaction from which the director derived an improper personal benefit.
      14. Except as may otherwise be specifically provided in this Certificate of Incorporation, no provision of this Certificate of Incorporation is intended by the corporation to be construed as limiting, prohibiting, denying or abrogating any of the general or specific powers or rights conferred under the General Corporation Law upon the Corporation, upon its stockholders, bondholders and security holders, and upon its directors, officers and other corporate personnel, including, in particular, the power of the Corporation to furnish indemnification to directors and officers in the capacities defined and prescribed by the General Corporation Law and the defined and prescribed rights of said persons to indemnification as the same are conferred under the General Corporation Law. The Corporation shall, to the fullest extent permitted by the laws of the State of Delaware, including, but not limited to, Section 145 of the General Corporation Law, as the same may be amended and supplemented, indemnify any and all directors and officers of the Corporation and may, in the discretion of the board of directors, indemnify any and all other persons whom it shall have power to indemnify under said Section or otherwise under Delaware law from and against any and all of the expenses, liabilities or other matters referred to or covered by said Section. The indemnification provisions contained in the General Corporation Law shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, resolution of stockholders or disinterested directors, or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent, both as to action in his official capacity and as traction in another capacity while holding such office, and shall inure to the benefit of the heirs, executors and administrators of such person.
[SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, I have hereunto set my hand this       day of August, 2005, and I affirm that the foregoing certificate is my act and deed and that the facts stated herein are true.

TRUE RELIGION APPAREL (DELAWARE), INC.

By:

Name:
Title:

ANNEX D
FORM OF BYLAWS OF
TRUE RELIGION APPAREL (DELAWARE), INC.

D-i

D-ii

TRUE RELIGION (DELAWARE), INC.
(a Delaware corporation)
(the “Company”)
BYLAWS
ARTICLE 1
OFFICES
      Section 1.1     Principal Office. The principal office of the Company shall be in City of Los Angeles, Los Angeles County, California 90023.
      Section 1.2     Other Offices. The address of the registered office of the corporation in the State of Delaware is 615 South DuPont Highway, in the City of Dover, County of Kent, Delaware 19901. The name of its registered agent at such address is National Corporate Research, Ltd.
      Section 1.3     Other Offices. The Company may also have other offices at such places, whether in Delaware or elsewhere, as the Board of Directors may from time to time determine or the business of the Company may require.
ARTICLE 2
STOCKHOLDERS
      Section 2.1     Place of Meetings. All meetings of the stockholders shall be held at the principal office of the Company or any other place, whether in Delaware or elsewhere, as may be designated for that purpose from time to time by the Board of Directors.
      Section 2.2     Annual Meeting. The annual meeting of the stockholders for the purpose of electing directors and for the transaction of any other business to come before such meeting shall be held at such time and on such date in each year as may be determined by the Board of Directors. If the election of directors is not accomplished at the annual meeting of the stockholders, or at any adjournment of such meeting, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon after the annual meeting as may be convenient.
      Section 2.3     Stockholder Proposals and Nominations.
      (a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors or (iii) brought before the meeting by a stockholder in accordance with this Section 2.3.
      (b) For business to be properly brought before an annual meeting by a stockholder and for nominations by stockholders for the election of directors at an annual meeting, the stockholder must give timely notice of such business or nomination to the secretary of the Company. All notices given pursuant to this Section 2.3 shall be in writing and must be received by the secretary of the Company not less than ninety (90) nor more than one hundred twenty (120) days before the anniversary date of the annual meeting of the stockholders for the immediately preceding year, provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date of the prior year’s meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting and ten (10) calendar days following the date on which public announcement of the date of the meeting is first made.
      (c) A stockholder’s notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (ii) the class and number of shares of the corporation that are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, (v) a representation that such stockholder intends to appear in person or by proxy at such meeting to make the nomination or move the consideration of other business as set forth in the notice, and (vi) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this section 2.3. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this section 2.3, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.
      (d) Only persons who are nominated in accordance with the procedures set forth in this section 2.3 shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this section 2.3. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation in accordance with the provisions of this Section 2.4. Such stockholder’s notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation that are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (c) of this Section 2.3. At the request of the board of directors, any person nominated by a stockholder for election as a director shall furnish to the secretary of the corporation that information required to be set forth in the stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this section 2.3. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.
      (e) A stockholder shall also comply with all applicable requirements of the 1934 Act and the rules and regulations under such act with respect to stockholder proposals and nominations, including the time periods set forth in such act, rules or regulations for stockholder proposals requested to be included in the Company’s proxy statement for such annual meeting.
      (f) The Company shall be under no obligation to include any stockholder proposal in its proxy statement or otherwise present any such proposal to stockholders at a meeting of stockholders if the Board of Directors believes that the proposing stockholder has not complied with the applicable requirements of the 1934 Act and the rules and regulations under such act, nor shall the Company be required to include in its proxy statement to stockholders any stockholder proposal not required to be included in its proxy statement to stockholders in accordance with the 1934 Act and the rules and regulations under such act. The chairman of the meeting shall refuse to acknowledge the nomination of any person or the consideration of any business not made in compliance with the foregoing procedures.

      Section 2.4     Notice of Meeting. Written notice of each meeting of stockholders, stating the place, date and hour of the meeting and, in the case of a special stockholder meeting, the purpose or purposes for which the meeting is called, shall be delivered by or at the direction of the chief executive officer, president, the secretary, an assistant secretary or the persons calling the meeting to each stockholder of record entitled to vote at the meeting not less than ten, or in the event of a merger or consolidation not less than twenty, nor more than sixty days before the date of such meeting either personally or by mail, postage prepaid, addressed to the stockholder at his address appearing on the stock transfer books of the Company. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail. The signing by a stockholder of a written waiver of notice of any stockholders’ meeting, whether before or after the time stated in such waiver, shall be equivalent to the receiving by him of all notice required to be given with respect to such meeting. Attendance by a person at a stockholders’ meeting shall constitute a waiver of notice of such meeting except when a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. No notice of any adjournment of any meeting shall be required.
      Section 2.5     Special Meetings. Special meetings of the stockholders for any purpose or purposes whatsoever may be called by the chairman of the Board of Directors, the chief executive officer, the president, or a majority of the directors. Only business within the purpose or purposes described in the notice of the special meeting of the stockholders may be conducted at the meeting.
      Section 2.6     Quorum. Unless otherwise provided by law, by the Company’s certificate of incorporation or by these bylaws, the holders of a majority of the shares entitled to vote and present in person or represented by proxy shall constitute a quorum for the transaction of business at a meeting of stockholders. When a quorum is present, the stockholders present in person or represented by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any stockholder or the refusal of any stockholder present in person or represented by proxy to vote shall not affect the presence of a quorum at the meeting. The stockholders present in person or represented by proxy at a meeting at which a quorum is not present may adjourn the meeting until such time and place, without notice other than announcement at the meeting, as may be determined by a vote of the holders of a majority of the shares present in person or represented by proxy at that meeting, provided, however, that if the adjournment is for more than thirty days or if a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
      Section 2.7     Officers of Meeting. The chairman of the board shall preside at, and the secretary of the Company shall keep the records of, each meeting of stockholders, and in the absence of either such officer, such duties shall be performed by any other officer authorized by these bylaws or, in the absence of any officer authorized by these bylaws, any person appointed by resolution duly adopted at the meeting. The chairman of the meeting shall appoint at least two persons to act as inspectors of election at the meeting.
      Section 2.8     Conduct of Meeting. Meetings of stockholders generally shall follow accepted rules of parliamentary procedure, subject to the following:

(a) The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman. If the chairman, in his absolute discretion, deems it advisable to dispense with the rules of parliamentary procedure as to any one meeting of stockholders or part thereof, the chairman shall so state and shall clearly state the rules under which the meeting or appropriate part thereof shall be conducted.

(b) If disorder should arise which prevents continuation of the legitimate business of the meeting, the chairman may quit the chair and announce the adjournment of the meeting. Upon his so doing, the meeting shall immediately be adjourned.

(c) The chairman may ask or require the removal of anyone not a stockholder of record or a proxy of a stockholder of record not present in person to leave the meeting.

      Section 2.9     Voting. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders except to the extent that the Company’s certificate of incorporation or the laws of Delaware provide otherwise. In all matters other than the election of directors, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter at a meeting at which a quorum is present shall be the act of the stockholders, unless the vote of a greater number is required by law. Directors shall be elected by the holders of a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors. No stockholder shall have the right to cumulate his votes at any election for directors of the Company.
      Section 2.10     Proxies. Each stockholder entitled to vote or execute a consent may do so either in person or by proxy appointed by an instrument in writing executed by such stockholder or by his duly authorized attorney-in-fact. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally.
      Section 2.11     Record Date.
      (a) For the purpose of determining the stockholders (i) entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, (ii) entitled to express consent to corporate action in writing without a meeting, (iii) entitled to receive payment of any dividend or other distribution or allotment of any rights, (iv) entitled to exercise any rights in respect of any change, conversion or exchange of stock or (v) for the purpose of any other lawful action, the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, the stock transfer books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix, in advance, a date as the record date for such determination of stockholders, which shall not be more than sixty nor less than ten days, or in the case of a merger or consolidation twenty days, before the date on which the meeting will take place or more than sixty (60) days before any other action requiring such determination of stockholders. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, the date on which notice of the meeting is mailed or the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as applicable, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this subsection (a), such determination shall apply to any adjournment of such meeting, except where the determination has been made through the closing of the stock transfer records and the stated period of closing has expired.
      (b) For the purpose of determining stockholders entitled to call a special meeting of stockholders pursuant to Section 2.5, the record date shall be the date the first stockholder signs the notice of the meeting.
      (c) Unless a record date shall have previously been fixed or determined pursuant to this Section 2.11, whenever action by stockholders is proposed to be taken by consent in writing without a meeting of stockholders, the Board of Directors may fix a record date for the purpose of determining stockholders entitled to consent to that action. Such record date shall not precede and shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and prior action of the Board of Directors is required by the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts a resolution taking such prior action. If no record date has been fixed by the

Board of Directors and prior action by the Board of Directors is not required by the Delaware General Corporation Law, the record date for determining stockholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company as provided in the Delaware General Corporation Law.
      Section 2.12     Voting List. The officer or agent having charge of the stock transfer books for shares of the Company shall make, at least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. Such list shall be kept, for a period of ten days before such meeting, on file at the principal place of business of the Company. The list shall be subject to lawful inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any stockholder during the whole time of the meeting. Such list shall be prima facie evidence as to who are the stockholders entitled to examine such list or to vote at such meeting of stockholders. Failure to comply with the requirements of this Section 2.12 shall not affect the validity of any action taken at such meeting.
      Section 2.13     Consent of Absentees. No defect in the calling or giving notice of a stockholder meeting will affect the validity of any action at the meeting if a quorum was present and if each stockholder not present in person or represented by proxy signs a written waiver of notice, consent to the holding of the meeting or approval of the minutes, either before or after the meeting, and such waivers, consents or approvals are filed with the corporate records or made a part of the minutes of the meeting.
      Section 2.14     Action Without Meeting. Subject to the rights of the holders of any series of preferred stock or any other class of stock or series thereof having the preference over the common stock as to dividends or upon liquidation, any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders.
ARTICLE 3
DIRECTORS
      Section 3.1     Powers. The directors of the Company shall act only as a board, and an individual director shall have no power as such. The Board of Directors shall manage and direct the business and affairs of the Company, except as otherwise provided in the Delaware General Corporation Law or the Company’s certificate of incorporation.
      Section 3.2     Number, Tenure and Qualification. The number of directors of the Company shall be six (6) and may be increased to no more than fifteen (15) or decreased to no fewer than three (3) by resolution of the Board of Directors. Directors shall hold office for a term of one (1) year and shall serve until the expiration of such director’s term and thereafter until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in number of directors shall shorten the term of any incumbent director. Directors need not be residents of Delaware nor stockholders of the Company. Further qualifications shall be established by resolution of the Board of Directors or in the charter governing the nominating committee of the Board of Directors and shall include such qualifications as may be necessary to ensure compliance with applicable federal securities law and, during any period in which the Company’s shares are listed on a stock exchange or with a registered securities association or other self-regulatory organization, the listing standards of such stock exchange, registered securities association or other self-regulatory organization.
      Section 3.3     Vacancies. Any vacancy occurring in the Board of Directors, including a vacancy occurring by reason of an increase in the number of directors, may be filled by a majority of the remaining directors, although less than a quorum, or by a sole remaining director. Subject to the terms of Section 2.3, the stockholders may, at an annual meeting of the stockholders, fill any vacancy occurring in the Board of Directors not filled by the directors. A director elected to fill a vacancy shall be elected for the unexpired term of such director’s predecessor in office. A vacancy shall be deemed to exist by reason of the death, resignation, failure or refusal to act by the person elected, upon the failure of stockholders to elect directors to fill the unexpired term of directors removed in accordance with the provisions of these bylaws or upon an increase in the number of directors by resolution of the Board of Directors or amendment of these bylaws.
      Section 3.4     Removal. Any director of the Company may be removed, but only for cause, by the holders of a majority of the shares then entitled to vote at an election of directors.
      Section 3.5     Regular Meetings. Regular meetings of the Board of Directors shall be held, without call or notice, immediately following each annual meeting of the stockholders of the Company and at such other times as the Board of Directors may determine.
      Section 3.6     Special Meetings. Special meetings of the Board of Directors may be called for any purpose at any time by the chairman of the board, the president or any two directors. Written notice of special meetings, stating the time and, in general terms, the purpose or purposes of such meeting, shall be mailed, sent by telecopy or delivered personally to each director at his usual business or residence address so that such notice is received not later than the day before the date of the meeting. The signing of a written waiver of notice of any special meeting by the person entitled to such notice, whether before or after the meeting, shall be deemed timely receipt of such notice. Attendance of a director at a meeting shall also constitute a waiver of notice of such meeting, except where a director attends a meeting for the express and announced purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.
      Section 3.7     Place of Meetings. All meetings of the Board of Directors shall be held at the principal office of the Company or at such place in Delaware or elsewhere as may be designated from time to time by resolution of the Board of Directors or by written consent of all of the directors.
      Section 3.8     Chairman of the Board. The Board of Directors shall elect a chairman of the board from among the directors to preside at meetings of the Board of Directors.
      Section 3.9     Secretary of the Board. The secretary of the Company shall be the secretary of the Board of Directors and shall act as secretary of the meetings of the Board of Directors, recording the minutes of all such meetings. If the secretary of the Company is not available, then the chairman of the board may appoint a person, who need not be a director or officer of the Company, to serve as secretary of the meeting.
      Section 3.10     Quorum. A majority of the number of directors fixed by or in accordance with these bylaws shall be necessary to constitute a quorum for the transaction of business, except to adjourn the meeting as provided in Section 3.12 below or as provided in Section 3.3 above. Every act or decision done or made by a majority of the directors present at a meeting at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number is required by law.
      Section 3.11     Action Without Meeting or by Telephone. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as a unanimous vote of the directors if before or after such action all directors shall sign a written consent to such action. Such written consent shall be filed with the minutes of the proceedings of the Board of Directors. The directors may participate in a meeting of the Board of Directors by means of a telephone conference or similar method of communication by which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where participation is for the express purpose of objecting to the transaction of business at the meeting on the ground that the meeting is not lawfully called or convened.
      Section 3.12     Adjournment. A quorum of directors may adjourn any meeting of the Board of Directors to a subsequent date and time. Notice of the date, time and place of holding an adjourned meeting shall be given to each absent director and to all directors if the date, time or place is not fixed at the meeting adjourned. In the absence of a quorum, a majority of the directors present at any meeting of the Board of Directors, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors.

      Section 3.13     Presumption of Assent. A director of the Company who is present at a meeting of the Board of Directors in which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent or abstention shall be written in the minutes of the meeting or unless he shall file his written dissent to such action or abstention with respect to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent or abstention by registered or certified mail to the secretary of the Company immediately after the adjournment of the meeting. Such right to dissent or abstain shall not apply to a director who voted in favor of such action.
      Section 3.14     Compensation. Directors and members of committees of the Board of Directors may receive such compensation, if any, for their services and such reimbursement for expenses in connection with such service as may be fixed or determined by resolution of the Board of Directors or by the Compensation Committee, subject to ratification by the Board of Directors.
      Section 3.15     Consent of Absentees. No defect in the calling or noticing of a meeting of the Board of Directors will affect the validity of any action at the meeting if a quorum was present and if each director not present signs a written waiver of notice, consent to the holding of the meeting or approval of the minutes, whether before or after the meeting, and such waivers, consents or approvals are filed with the corporate records or made a part of the minutes of the meeting.
      Section 3.16     Committees. The Board of Directors may, by resolution adopted by a majority of the Board of Directors, designate one or more members of the Board of Directors to constitute one or more committees of the Board of Directors, including without limitation an executive committee, an audit committee, a compensation committee and a nominating committee. Each committee shall have and may exercise such powers in the management of the business and affairs of the Company as the Board of Directors may determine by resolution and specify in the respective resolutions appointing them, subject to such restrictions as may be contained in the certificate of incorporation or imposed by law. Such committee or committees shall have such name or names as may be determined from time to time by resolutions adopted by the Board of Directors. A majority of the members of any such committee may fix its rules of procedure, determine its actions and fix the time and place, in Delaware or elsewhere, of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall provide otherwise by resolution. The Board of Directors shall have the power to change the membership of any such committee at any time, to fill vacancies on the committee and to disband any such committee for any reason at any time. Each committee shall keep regular minutes of its proceedings and report such proceedings to the Board of Directors when required. The proceedings of each committee shall be placed in the minute book of the Company. Unless otherwise specifically provided by law or the Board of Directors, any action required or permitted to be taken at a meeting of a committee may be taken without a meeting if a consent in writing, setting forth the actions so taken, is signed by all members of the committee. Such consent shall have the same force and effect as a unanimous vote at an actual meeting. The executed consent shall be placed in the minute book of the Company. Members of a committee may participate in a meeting of the committee by means of a telephone conference or similar method of communication by which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where participation is for the express purpose of objecting to the transaction of business at the meeting on the ground that the meeting is not lawfully called or convened. Except as otherwise specifically provided by the Board of Directors, any committee shall have the power to appoint a subcommittee from among its members and to delegate to any such subcommittee any of its powers, duties and functions.
ARTICLE 4
OFFICERS
      Section 4.1     Title. The officers of the Company shall be a president, a vice president, a secretary and a treasurer. The officers of the Company may also include, as the Board of Directors shall from time to time determine, a chairman of the board, a chief executive officer, a chief operating officer, a chief financial officer and other officers and assistant officers. Any two or more offices may be held by the same person.
      Section 4.2     Election. The officers of the Company to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal as provided in these bylaws. The Board of Directors may delegate to any officer or committee the power to appoint any officers, other than the chief executive officer, president, chief operating officer, vice president, secretary, chief financial officer or treasurer, subcommittees or agents, to specify their duties and to determine their compensation.
      Section 4.3     Removal. Any officer or agent may be removed, either with or without cause, by a majority of the directors then in office at any regular or special meeting of the Board of Directors or by any committee or officer upon whom such power of removal may be conferred by the Board of Directors. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create any contract rights.
      Section 4.4     Vacancies. If the office of the chief executive officer, chief operating officer, president, secretary, chief financial officer or treasurer becomes vacant for any reason, including the refusal, failure or other inability of the holder of such office to perform the duties of such office, the Board of Directors shall elect a successor who shall hold office for the unexpired term thereof and until such officer’s successor is elected and qualified. Any vacancy in any other office for any reason may be filled by appointment of the chief executive officer or president, subject to ratification by the Board of Directors.
      Section 4.5     Chief Executive Officer. The chief executive officer of the Company shall in general, subject to the control of the Board of Directors, supervise and control all business and affairs of the Company. The chief executive officer shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time. Within this authority and in the course of such duties, the chief executive officer shall, in the absence of the chairman of the board, preside at meetings of the stockholders.
      Section 4.6     President. The president of the Company shall in general, subject to the control of and in cooperation with the chief executive officer, supervise and control the business and affairs of the Company and exercise the general powers and management of the Company. The president shall perform such other duties as may be prescribed by the Board of Directors from time to time. Within this authority and in the course of such duties, the president shall (a) sign, with the secretary or other proper officer of the Company thereunto authorized by the Board of Directors or these bylaws, certificates for shares of the Company, unless the Board of Directors shall by resolution determine otherwise, (b) appoint and remove, employ and discharge and prescribe the duties and fix the compensation of all agents and employees of the Company other than the duly appointed officers, subject to the approval of the Board of Directors, and control all of the officers, agents and employees of the Company, subject to the direction of the Board of Directors, (c) in the absence or inability or refusal to act of the chief executive officer, or if the Board of Directors has not elected a chief executive officer or the office is otherwise vacant, assume the duties incident to the office of chief executive officer and (d) if the Board of Directors has not elected a chief operating officer, perform the duties of the chief operating officer.
      Section 4.7     Chief Operating Officer. The chief operating officer of the Company shall, subject to the control of the president, have the day-to-day supervision, direction and control of the business and the officers of the Company and such other powers and duties as may be prescribed by the Board of Directors or these bylaws. Within this authority and in the course of such duties, the chief operating officer shall (a) agree upon and sign such deeds, mortgages, bonds, contracts and other obligations in the name of the Company and otherwise take such actions as the ordinary conduct of the Company’s business may require, unless the Board of Directors shall by resolution determine otherwise, and (b) in the absence or inability or refusal to act of the president, or if the office of president is vacant, assume the duties incident to the office of president.

      Section 4.8     Vice President. In the absence of the chief operating officer, or in the event of his death, inability to act or refusal to act, or, if the Board of Directors has not elected a chief operating officer, in the absence of the president, or in the event of his death, inability to act or refusal to act, a vice president designated by the Board of Directors shall perform the duties of the president and when so acting shall have all of the powers of and be subject to the restrictions upon the president. In the absence of a designation by the Board of Directors of a vice president to perform the duties of the chief operating officer or the president, as applicable, or if the designated vice president is unable or unwilling to act, the vice president who is present and who has served longest as a vice president of the Company shall so act. The vice president shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.
      Section 4.9     Secretary. The secretary shall (a) sign, with the president or other proper officer of the Company thereunto authorized by the Board of Directors or these bylaws, certificates for shares of the Company, (b) attest and keep at the principal office of the Company the original or a copy of these bylaws as then amended or otherwise altered, (c) keep, or cause to be kept, the minutes of the meetings of the stockholders, the Board of Directors and the committees of the Board of Directors, including all consents in lieu thereof, all notices of meetings, all waivers thereof and such other corporate documents as the Board of Directors may direct, in one or more books provided for that purpose, (d) sign or attest such documents as may be required by law or the business of the Company, affixing the seal of the Company to such documents when authorized by the Board of Directors to do so or as may otherwise be proper and necessary, (e) duly give, or cause to be duly given, all notices in accordance with these bylaws or as may be required by law, (f) have charge and oversight of the stock certificate books, transfer books and stock ledgers and such other books and papers of the Company as the Board of Directors may direct and (g) in general, perform all duties and exercise all powers incident to the office of the secretary and such other duties and powers as the Board of Directors may from time to time assign to the secretary. In the absence, inability to act or refusal to act of the secretary, an assistant secretary or the treasurer or any other officer thereunto authorized by the president, vice president or Board of Directors may perform the functions of the secretary.
      Section 4.10     Chief Financial Officer. The chief financial officer shall, subject to the control of the Board of Directors, (a) be custodian of the financial records of the Company, (b) analyze, monitor and present results of financial operations to the Board of Directors, the chief executive officer and the president and otherwise as directed by the Board of Directors, (c) design, establish and administer or cause to be designed, established and administered an integrated financial reporting system with appropriate internal controls, (d) ensure compliance with all applicable federal laws and regulations governing the financial reporting obligations of the Company, (e) conduct periodic internal reviews of financial reporting policies, procedures and systems and (f) have the general powers and duties usually vested in a chief financial officer and such other powers and duties as may be prescribed by the Board of Directors.
      Section 4.11     Treasurer. The treasurer shall (a) have charge of and be responsible for all securities, funds, receipts and disbursements of the Company, (b) shall deposit or cause to be deposited in the name of the Company all monies or valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority granted by the Board of Directors, (c) keep full and accurate records of all receipts and disbursements of the Company and (d) have the general powers and duties usually vested in a treasurer and such other powers and duties as may be from time to time be prescribed by the Board of Directors.
      Section 4.12     Assistant Officers. Any assistant secretary or assistant treasurer appointed by the Board of Directors shall have power to perform, and shall perform, all duties incumbent upon the secretary or treasurer of the Company, respectively, subject to the general direction of such respective officers, and shall perform such other duties as these bylaws may require or the Board of Directors may prescribe.
      Section 4.13     Salaries. The salaries or other compensation of the officers shall be fixed from time to time (a) by the Board of Directors or (b) by the compensation committee, subject to ratification by the

Board of Directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that such officer is also a director of the Company.
      Section 4.14     Bonds of Officers. The Board of Directors may secure the fidelity of any officer of the Company by bond or otherwise, on such terms and with such surety or sureties, conditions, penalties or securities as shall be deemed proper by the Board of Directors.
      Section 4.15     Delegation. The Board of Directors may delegate temporarily the powers and duties of any officer of the Company, in such officer’s absence or for any other reason, to any other officer, and may authorize the delegation by any officer of the Company of any of such officer’s powers and duties to any agent or employee, subject to the general supervision of such officer.
ARTICLE 5
INDEMNIFICATION
      Section 5.1     Mandatory Indemnification. Each person who at any time is or was a director or officer of the Company, and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (a “Proceeding”), by reason of the fact that such person is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, member, employee, trustee, agent or similar functionary of another domestic or foreign corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other for-profit or non-profit enterprise (all such persons entitled to indemnification hereunder being referred to as “Indemnitees”), whether the basis of a Proceeding is alleged action in such person’s official capacity or in another capacity while holding such office, shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law or any other applicable law as may from time to time be in effect (but, in the case of any amendment of an existing statute or enactment of a new statute, only to the extent that such amendment or new statute permits the Company to provide broader indemnification rights than law existing before such amendment or enactment permitted the Company to provide), against all expense, liability and loss (including without limitation court costs and attorney fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection with a Proceeding, if a majority of disinterested directors, the stockholders or independent legal counsel through a written opinion determines that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and in a criminal Proceeding, such person had no reasonable cause to believe his conduct was unlawful. Such indemnification shall continue as to a person who has ceased to be a director or officer of the Company or a director, officer, partner, venturer, proprietor, member, employee, trustee, agent or similar functionary of another domestic or foreign corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other for-profit or non-profit enterprise, and shall inure to the benefit of such person’s heirs, executors and administrators. The Company’s obligations under this Section 5.1 include without limitation the convening of any meeting and the consideration at such meeting of any matter which is required by statute to determine the eligibility of any person for indemnification.
      Section 5.2     Prepayment of Expenses. Expenses incurred by a director or officer of the Company in defending a Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding to the fullest extent permitted by, and only in compliance with, the Delaware General Corporation Law or any other applicable federal or state laws as may from time to time be in effect, including without limitation any provision of the Delaware General Corporation Law which requires, as a condition precedent to such expense advancement, the delivery to the Company of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director is not entitled to be indemnified under Section 5.1 or otherwise. Repayments of all amounts so advanced shall be upon such terms and conditions, if any, as the Company’s Board of Directors deems appropriate.

      Section 5.3     Vesting. The Company’s obligation to indemnify and to prepay expenses under Sections 5.1 and 5.2 shall arise, and all rights granted to the Company’s directors and officers hereunder shall vest, at the time of the occurrence of the transaction or event to which a Proceeding relates, or at the time that the action or conduct to which such Proceeding relates was first taken or engaged in (or omitted to be taken or engaged in), regardless of when such Proceeding is first threatened, commenced or completed (and whether arising out of a transaction or event occurring before or after adoption of this Article 5). Notwithstanding any other provision of the certificate of incorporation or bylaws of the Company, no action taken by the Company subsequent to the adoption of this Article 5, either by amendment of the certificate of incorporation of the Company or these bylaws or otherwise, shall diminish or adversely affect any rights to indemnification or prepayment of expenses granted under Sections 5.1 and 5.2 which shall have become vested as aforesaid before the date that such amendment or other corporate action is effective or taken, whichever is later.
      Section 5.4     Enforcement. If a claim under Section 5.1 and/or Section 5.2 is not paid in full by the Company within thirty days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit in a court of competent jurisdiction against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such suit (other than a suit brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition when the required undertaking, if any is required, has been tendered to the Company) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law or other applicable law to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. The failure of the Company (including its Board of Directors, independent legal counsel or stockholders) to have made a determination before the commencement of such suit as to whether indemnification is proper in the circumstances based upon the applicable standard of conduct set forth in the Delaware General Corporation Law or other applicable law shall neither be a defense to the action nor create a presumption that the claimant has not met the applicable standard of conduct. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had reasonable cause to believe that his conduct was unlawful.
      Section 5.5     Nonexclusive. The indemnification provided by this Article 5 shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any statute, the Company’s certificate of incorporation, other provisions of these bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.
      Section 5.6     Permissive Indemnification. The rights to indemnification and prepayment of expenses which are conferred on the Company’s directors and officers by Sections 5.1 and 5.2 may be conferred upon any employee or agent of the Company or other person serving at the request of the Company if, and to the extent, authorized by the Board of Directors.
      Section 5.7     Insurance. The Company shall have power to purchase and maintain insurance, at its expense, on behalf of any Indemnitee against any expense, liability or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Company’s certificate of incorporation, the provisions of this Article 5, the Delaware General Corporation Law or other applicable law.

ARTICLE 6
CERTIFICATES
      Section 6.1     Share Certificates. Certificates in the form determined by the Board of Directors and these bylaws shall be delivered representing all shares to which stockholders are entitled. Certificates shall be consecutively numbered and shall be entered in the books of the Company as they are issued. Each certificate shall state on its face the holder’s name, the number and class of shares, the par value of shares or a statement that such shares are without par value and such other matters as may be required by law. Such certificates shall be signed by the chief executive officer, president or a vice president, and by the secretary or an assistant secretary, of the Company and may be sealed with the seal of the Company or imprinted or otherwise marked with a facsimile of such seal. If a certificate is countersigned by a transfer agent or registered by a registrar (either of which is other than the Company or an employee of the Company), the signature of any officer may be represented by a printed facsimile thereof. If any officer whose signature, or a facsimile thereof, shall have been set upon any certificate shall cease, before the issuance of such certificate, to occupy the position in right of which his signature, or facsimile thereof, was so set upon such certificate, the Company may nevertheless adopt and issue such certificate with the same effect as if such officer occupied such position as of such date of issuance, and issuance and delivery of such certificate by the Company shall constitute adoption thereof by the Company.
      Section 6.2     Issuance and Payment.
      (a) Shares (both treasury and authorized but unissued) may be issued for such consideration (not less than par value) and to such persons as the Board of Directors may determine from time to time. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid.
      (b) The consideration for the issuance of shares shall consist of any tangible or intangible benefit to the Company, including cash, promissory notes, services performed, contracts for services to be performed or other securities of the Company. In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of consideration received shall be conclusive.
      (c) Upon receipt of consideration in the form of cash, services performed, personal property, real property or leases thereof at least to the extent of the amount determined to be capital under the Delaware General Corporation Law and if there is a promissory note or other binding obligation for any balance remaining, the shares shall be deemed to have been issued and shall be considered fully paid and nonassessable. The consideration received for shares shall be allocated by the Board of Directors, in accordance with the Delaware General Corporation Law, between stated capital and capital surplus accounts.
      Section 6.3     Replacement of Certificates. The Company shall issue a new certificate to replace any certificate for shares previously issued if the registered owner of the certificate (a) furnishes an affidavit that the certificate has been lost, destroyed or stolen, (b) requests the issuance of a new certificate before the Company has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim, (c) assents to such terms, conditions and guaranties as the Board of Directors may see fit to impose or gives a bond in such form and with such surety or sureties, with fixed or open penalty, as the Board of Directors may direct to indemnify the Company (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction or theft of the certificate and (d) satisfies any other reasonable requirements imposed by the Board of Directors. When a certificate has been lost, apparently destroyed or stolen, and the holder of record fails to notify the Company within a reasonable time after he has notice of it, and the Company registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record shall be precluded from making any claim against the Company for the transfer or for a new certificate.
      Section 6.4     Registration of Transfer. The Company shall register the transfer of a certificate for shares presented to it for transfer if (a) the certificate is properly endorsed by the registered owner or by his duly authorized attorney, (b) the signature of such person has been guaranteed by a national banking association or member of the New York Stock Exchange and reasonable assurance is given that such endorsements are effective, (c) the Company has no notice of an adverse claim or has discharged any duty to inquire into such a claim and (d) any applicable law relating to the collection of taxes has been complied with.
      Section 6.5     Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents or registrars of the shares, or both, and may require all stock certificates to bear the signature of a transfer agent or registrar, or both.
      Section 6.6     Holder of Record. The Company shall be entitled to treat the holder of record of any shares as the owner thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or any rights deriving from such shares on the part of any other person, including without limitation a purchaser, assignee or transferee, unless and until such other person becomes the holder of record of such shares, whether or not the Company shall have either actual or constructive notice of the interest of such other person.
      Section 6.7     Stockholder’s Change of Name or Address. Each stockholder shall promptly notify the secretary of the Company, at its principal business office, by written notice sent by certified mail, return receipt requested, of any change in name or address of the stockholder from that as it appears upon the official list of stockholders of record of the Company. The secretary of the Company shall then enter such changes into all affected Company records, including without limitation the official list of stockholders of record.
ARTICLE 7
MISCELLANEOUS
      Section 7.1     Contracts. The chief executive officer and president and chief financial officer shall have the power and authority to execute, on behalf of the Company, contracts or instruments in the usual and regular course of business, and in addition the Board of Directors may authorize any officer or officers or agent or agents of the Company to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors or by these bylaws, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit or to render it pecuniarily liable for any purpose or in any amount.
      Section 7.2     Corporate Seal. The corporate seal, if any, shall be in such form as the Board of Directors shall approve, and such seal, or a facsimile thereof, may be impressed on, affixed to or in any manner reproduced upon instruments of any nature required to be executed by officers of the Company.
      Section 7.3     Books and Records. The Company shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its stockholders and Board of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.
      Section 7.4     Resignations. Any director or officer may resign at any time. Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by the president or secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.
ARTICLE 8
AMENDMENTS
      Section 8.1     Amendments. These bylaws may be altered, amended or repealed or new bylaws adopted as set forth in the certificate of incorporation.

ANNEX E
TRUE RELIGION APPAREL, INC.
2005 STOCK INCENTIVE PLAN
ARTICLE ONE
GENERAL PROVISIONS

A.	Purpose of the Plan
      1. This 2005 Stock Incentive Plan is intended to promote the interests of True Religion Apparel, Inc., a Delaware corporation (the “Corporation”), by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the Service of the Corporation.
      2. Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

B.	Structure of the Plan
      1. The Plan shall be divided into three separate equity programs:

(1) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock and stock appreciation rights;

(2) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares, as bonus for services rendered the Corporation (or any Parent or Subsidiary), or pursuant to share right awards which entitle Participants to receive shares upon the attainment of designated Performance Goals or Service requirements; and

(3) the Director Automatic Stock Grant Program under which eligible non-employee Board members shall automatically receive grants of shares of Common Stock at designated intervals over their period of continued Board Service.
      2. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

C.	Administration of the Plan
      1. The Plan shall be administered by the Board or one or more committees appointed by the Board, provided that with respect to Section 16 Insiders (i) the Board may administer the Plan in compliance with Rule 16b-3 of the 1934 Act, or (ii) the Primary Committee may, at the Board’s discretion, administer the Plan. Administration of the Plan may otherwise, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee. Any discretionary option grants or stock issuances to members of the Board or the Primary Committee must be authorized and approved by a disinterested majority of the Board.
      2. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of the Primary Committee or any Secondary Committee and reassume all powers and authority previously delegated to such committee.
      3. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, Stock Issuance and Director Automatic Stock Grant Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Stock Issuance and Director Automatic Stock Grant Programs under its jurisdiction or any option or stock issuance thereunder.
      4. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine: (i) with respect to the option grants or stock appreciation rights under the Discretionary Option Grant Program, which eligible persons are to receive grants, the time or times when such grants are to be made, the number of shares to be covered by each such grant, the status of a granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding; and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.
      5. The Plan Administrator shall have the absolute discretion either to grant options or stock appreciation rights in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.
      6. Service on the Primary Committee or any Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or any Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.
      7. Administration of the Director Automatic Stock Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any stock grants made under that program.

D.	Eligibility
      1. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

(1) Employees,

(2) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(3) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).
      2. The individuals who shall be eligible to participate in the Director Automatic Stock Grant Program shall be limited to:

(1) those individuals who first become non-employee Board members after the Plan Effective Date, whether through appointment by the Board or election by the Corporation’s shareholders, and

(2) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholder Meetings held after the Plan Effective Date, including any individuals who first became non-employee Board members prior to such Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive a stock grant under the Director Automatic Stock Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic stock grants under the Director Automatic Stock Grant Program while he or she continues to serve as a non-employee Board member.

E.	Stock Subject to the Plan
      1. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 4,000,000 shares. Such authorized reserve consists of (1) the number of shares which remain available for issuance, as of the Plan Effective Date, under the Predecessor Plans (2,888,277 shares), consisting of the maximum aggregate number of shares originally reserved for issuance under the Predecessor Plans (4,000,000 shares), less the aggregate number of shares issued upon the exercise of options under the Predecessor Plans or issued pursuant to stock grants under the Predecessor Plans, each as of the Plan Effective Date (1,111,723 shares), plus (2) an increase of 1,111,723 shares authorized by the Board but subject to stockholder approval. No one person participating in the Plan may receive stock options, direct stock issuances and share right awards for more than 500,000 shares of Common Stock in the aggregate per calendar year.
      2. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent (1) those options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation at the original exercise or issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares of Common Stock issued to the holder of such option or stock issuance, and not by the gross number of shares for which the option is exercised or which vest under the stock issuance. However, shares of Common Stock underlying one or more stock appreciation rights exercised under Section V of Article Two of the Plan shall not be available for subsequent issuance under the Plan.
      3. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to:

(1) the maximum number and/or class of securities issuable under the Plan;

(2) the number and/or class of securities for which any one person may be granted stock options, direct stock issuances and share right awards under this Plan per calendar year;

(3) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan;

(4) the number and/or class of securities and exercise price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans;

(5) the number and/or class of securities for which grants are subsequently to be made under the Director Automatic Stock Grant Program to new and continuing non-employee Board members; and

(6) the maximum number and/or class of securities which may be added to the Plan through the forfeiture, surrender, cancellation or termination of shares issued under the Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO
DISCRETIONARY OPTION GRANT PROGRAM

A.	Option Terms
      Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such option.
      1. Exercise Price.
      (1) The exercise price per share shall be fixed by the Plan Administrator but shall not be less than 100% of the Fair Market Value per share of Common Stock on the option grant date.
      (2) The exercise price shall become immediately due upon exercise of the option and may, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in one or more of the forms specified below:

a) cash or certified check made payable to the Corporation,

b) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

c) to the extent the sale complies with all applicable laws relating to the regulation and sale of securities, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to: (x) a brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise; and (y) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.
      Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.
      2. Exercise and Term of Options.
      Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten years measured from the option grant date.
      3. Effect of Termination of Service.
      (1) The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

a) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.

b) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution of by the Optionee’s designated beneficiary or beneficiaries of that option.

c) Except as otherwise determined in the discretion of the Plan Administrator either at the time an option is granted or at any time the option remains outstanding, should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.

      (2) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.
      (3) The Plan Administrator shall have complete discretion, either at the time an option is granted or at any time while the option remains outstanding, to:

a) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

b) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.
      4. Stockholder Rights.
      The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.
      5. Repurchase Rights.
      The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.
      6. Limited Transferability of Options.
      During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death. Non-Statutory Options shall be subject to the same limitation, except that a Non-Statutory Option may be assigned in whole or in part during Optionee’s lifetime to one or more members of the Optionee’s Immediate Family or to a trust established for the exclusive benefit of one or more members of the Optionee’s Immediate Family or the Optionee’s former spouse, to the extent such assignment is in connection with Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

B.	Incentive Options
      1. The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section B of Article Two, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to the terms of this Section B of Article Two.
      2. Eligibility.
      Incentive Options may only be granted to Employees.
      3. Exercise Price.
      The exercise price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the option grant date.
      4. Dollar Limitation.
      The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.
      5. Failure to Qualify as Incentive Option.
      To the extent that any option governed by this Plan does not qualify as an Incentive Option by reason of the dollar limitation described in Section II.C of this Article Two or for any other reason, such option shall continue to be outstanding and exercisable in accordance with its terms and conditions, but as a Non-Statutory Option under the Federal tax laws.
      6. 10% Stockholder.
      If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five years measured from the option grant date.

C.	Cancellation and Regrant of Options
      The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plans) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

D.	Change in Control/ Hostile Take-Over
      1. No option outstanding at the time of a Change in Control shall become exercisable on an accelerated basis if and to the extent:

(1) that option is, in connection with the Change in Control, assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction,

(2) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable, provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares and does not cause any IRC 409A Consequences, or

(3) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.
      However, if none of the foregoing conditions are satisfied, then each option outstanding at the time of the Change in Control but not otherwise exercisable for all the shares of Common Stock at that time subject to such option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock.
      2. All of the Corporation’s outstanding repurchase rights under the Discretionary Option Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent:

(1) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or

(2) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.
      3. Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control transaction.
      4. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to:

(1) the exercise price payable per share under each outstanding option (including options incorporated into this Plan from the Predecessor Plans), provided the aggregate exercise price payable for such securities shall remain the same;

(2) the maximum number and/or class of securities available for issuance over the remaining term of the Plan;

(3) the maximum number and/or class of securities for which any one person may be granted options, direct stock issuances and share right awards under the Plan per calendar year; and

(4) the maximum number and class of securities which may be added to the Plan through the repurchase of shares issued under the Predecessor Plans. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.
      5. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Change in Control, become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis and may be exercised for any or all of such shares as fully vested shares of Common Stock, whether or not those options are to be assumed or otherwise continued in full force and effect or replaced with a cash incentive program pursuant to the express terms of the Change in Control transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall immediately terminate at the time of such Change in Control and shall not be assignable to the successor corporation (or parent thereof), and the shares subject to those terminated rights shall accordingly vest in full at the time of such Change in Control.
      6. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall vest and become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed 18 months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares of Common Stock until the expiration or sooner termination of the option term. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall immediately terminate with respect to any shares of Common Stock held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.
      7. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Hostile Take-Over, vest and become exercisable for all the shares of Common Stock at that time subject to such options on an accelerated basis and may be exercised for any or all of such shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Hostile Take-Over, and the shares subject to those terminated rights shall thereupon immediately vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation’s outstanding repurchase rights under such program upon the Involuntary Termination of the Optionee’s Service within a designated period (not to exceed 18 months) following the effective date of such Hostile Take-Over. Each option so accelerated shall remain exercisable for fully vested shares of Common Stock until the expiration or sooner termination of the option term.
      8. The portion of any Incentive Option accelerated in connection with change in Control or Hostile Take-Over shall remain exercisable as an Incentive Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.
      9. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

E.	Stock Appreciation Rights
      1. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.
      2. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

(1) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of

Common Stock and the surrender of that option in exchange for a payment from the Corporation in an amount equal to the excess of a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over b) the aggregate exercise price payable for such shares.

(2) No such option surrender shall be effective unless it is made in accordance with the terms and conditions of the grant as approved by the Plan Administrator. If the surrender is so made, then the payment to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator in its sole discretion shall establish and set forth in the document evidencing such tandem stock appreciation right.

(3) If the surrender of an option is not made in accordance with the terms and conditions of the grant as approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of a) five business days after the receipt of the rejection notice or b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option.

      3. The following terms shall govern the grant and exercise of limited stock appreciation rights:

(1) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

(2) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation rights shall have the unconditional right (exercisable for a 30-day period following such Hostile Take-Over) to surrender each such option (or any portion thereof) to the Corporation. In return for the surrendered option, the Optionee shall receive a cash payment from the Corporation in an amount equal to the excess of a) the Take-Over Price of the shares of Common Stock at the time subject to such option (whether or not the option is otherwise vested and exercisable for those shares) over b) the aggregate exercise price payable for those shares. Such cash payment shall be paid within five days following the option surrender date.

(3) At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash payment.

(4) The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.

ARTICLE THREE
STOCK ISSUANCE PROGRAM

A.	Stock Issuances
      Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated Performance Goals or Service requirements.

B.	Stock Issuance Terms
      1. Purchase Price.
      (1) The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than 100% of the Fair Market Value per share of Common Stock on the issuance date.
      (2) Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

a) cash or certified check made payable to the Corporation, or

b) past services rendered to the Corporation (or any Parent or Subsidiary).
      2. Vesting Provisions.
      (1) Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated Performance Goals or Service requirements. Upon the attainment of such Performance Goals or Service requirements, fully vested shares of Common Stock shall be issued upon satisfaction of those share right awards. For purposes of qualifying grants of stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the stock to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting stock which is intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).
      (2) Any new, substituted or additional securities or other property(including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to: a) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock; and b) such escrow arrangements as the Plan Administrator shall deem appropriate.
      (3) The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. The holder of a share right award shall have no stockholder rights with respect to such award until shares of Common Stock have been issued to such Participant in satisfaction of such award.
      (4) Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.
      (5) The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or then on-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares as to which the waiver applies. Such waiver may be effected at anytime, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.
      (6) Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the Performance Goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated Performance Goals or Service requirements have not been attained.

C.	Change in Control/ Hostile Take-Over
      1. All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the express terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.
      2. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part upon the occurrence of a Change in Control and shall not be assignable to the successor corporation (or parent thereof), and the shares of Common Stock subject to those terminated rights shall immediately vest in full at the time of such Change in Control.
      3. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, upon the Involuntary Termination of the Participant’s Service within a designated period (not to exceed 18 months)following the effective date of any Change in Control in which those repurchase rights do not otherwise terminate.
      4. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part upon the occurrence of a Hostile Take-Over, and the shares of Common Stock subject to those terminated rights shall immediately vest in full at the time of such Hostile Take-Over.

ARTICLE FOUR
DIRECTOR AUTOMATIC STOCK GRANT PROGRAM

A.	Director Automatic Stock Grant
      1. Shares of Common Stock shall be granted under the Director Automatic Stock Grant Program through direct and immediate issuances without any intervening option grants. Each such stock grant shall be evidenced by a Stock Grant Agreement which complies with the terms specified below.
      2. Each individual who is first elected or appointed as a non-employee Board member at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, 6,000 shares of Common Stock, provided that such individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.
      3. On each January 1 after the Plan Effective Date, each individual who continues to serve as a non-employee Board member, shall automatically be granted 3,000 shares of Common Stock, [provided such individual has served as a non-employee Board member for at least six months. There shall be no limit on the number of such 3,000-share grants any one non-employee Board member may receive over his or her period of Board Service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who joined the Board prior to the Plan Effective Date shall be eligible to receive one or more such annual grants over their period of continued Board Service.

B.	Vesting Provisions
      1. Any unvested shares of Common Stock shall be subject to forfeiture back to the Corporation, upon the individual’s cessation of Board Service prior to vesting in those shares. The shares subject to each initial 6,000-share grant shall vest, and the forfeiture requirement shall lapse in the following manner: immediately with regard to 2,000 shares, and in equal amounts over the succeeding two years for the remaining 4,000 shares. The shares subject to each annual 3,000-share option grant shall vest, and the forfeiture requirement shall lapse, on the one-year anniversary of the date of grant.
      2. Notwithstanding the foregoing, if an individual ceases to serve as a Board member by reason of his or her death or Disability, then all shares of Common Stock granted to such individual under the Director Automatic Stock Grant Program shall immediately vest, and shall no longer be subject to the forfeiture requirement.

C.	CHANGE IN CONTROL/ HOSTILE TAKE-OVER
      1. In the event of any Change in Control while the individual remains a Board member, the shares of Common Stock at the time outstanding held by such individual under the Director Automatic Stock Grant Program but not otherwise vested shall automatically vest immediately prior to the effective date of the Change in Control.
      2. In the event of a Hostile Take-Over while the individual remains a Board member, the shares of Common Stock at the time outstanding held by such individual under the Director Automatic Stock Grant Program but not other wise vested shall automatically vest immediately prior to the effective date of the Hostile Take-Over, vest
      3. The grant of shares of Common Stock under the Director Automatic Stock Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE FIVE
MISCELLANEOUS

A.	Financing
      The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments, provided that such purchase with a promissory note shall not be permitted if it will cause any violation of the Sarbanes-Oxley Act of 2002. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

B.	Share Escrow/ Legends
      Unvested shares issued under the Plan may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

C.	Tax Withholding
      1. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.
      2. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

(1) Stock Withholding: The election to have the Corporation withhold from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the amount of the Taxes (not to exceed one hundred percent (100%) of such Taxes) to be satisfied in such manner as designated by the holder in writing; or

(2) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the amount of the Taxes (not to exceed 100% of such Taxes) to be satisfied in such manner as designated by the holder in writing.

D.	Effective Date and Term of the Plan
      1. The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date. However, no options granted under the Plan maybe exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within 12 months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

      2. The Plan shall serve as the successor to the Predecessor Plans, and no further option grants or direct stock issuances shall be made under the Predecessor Plans after the Plan Effective Date. All options outstanding under the Predecessor Plans on the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.
      3. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control and Hostile Take-Overs, may, in the Plan Administrator’s discretion, be extended to one or more options incorporated from the Predecessor Plans which do not otherwise contain such provisions.
      4. The Plan shall terminate upon the EARLIEST of (1) the tenth anniversary of the Plan Effective Date, (2) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (3) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

E.	Amendment of the Plan
      1. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.
      2. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained any required approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such approval is not obtained within 12 months after the date the first such excess issuances are made, then (1) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (2) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest(at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

F.	Use of Proceeds
      Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

G.	Regulatory Approvals
      1. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (1) upon the exercise of any granted option or (2) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

      2. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

H.	No Employment/ Service Rights
      Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.
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ARTICLE SIX
APPENDIX
      The following definitions shall be in effect under the Plan:

A. BOARD shall mean the Corporation’s Board of Directors.

B. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

1. a stockholder-approved merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons not related to the persons holding those securities immediately prior to such transaction. For the purpose of this subsection, the persons are “related” if one of them owns, directly or indirectly, at least 50% of the voting capital stock of the other or a third person owns, directly or indirectly, at least fifty percent 50% of the voting capital stock of each of them;

2. a sale, transfer or other disposition of all or substantially all of the Corporation’s assets to one or more persons that are not related, as defined in subsection 1 above, to the Company immediately prior to the sale or transfer; or

3. the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board recommends such stockholders accept, other than a group of two or more persons not acting in concert for the purpose of acquiring, holding or disposing of such stock. The acquisition of additional stock by any person who immediately prior to such acquisition already is the beneficial owner of more than 50% of the capital stock of the Company entitled to vote in the election of directors is not a Change of Control.

C. CODE shall mean the Internal Revenue Code of 1986, as amended.

D. COMMON STOCK shall mean the Corporation’s common stock.

E. CORPORATION shall mean True Religion Apparel, Inc., a Delaware corporation, and its successors.

F. DIRECTOR AUTOMATIC STOCK GRANT PROGRAM shall mean the automatic option grant program in effect under Article Four of the Plan.

G. DISABILITY shall means a medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months and which: (1) renders the individual unable to engage in any substantial gainful activity; or (2) results in the individual receiving income replacement benefits for a period of not less than three months under any policy of long-term disability insurance maintained by a Corporation for the benefit of its employees.

H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

I. EMPLOYEE shall mean an “employee” of the Corporation (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code and the regulations thereunder.

J. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

1. If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

2. If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

L. HOSTILE TAKE-OVER shall mean:

1. the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than 35% of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept; or

2. a change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either: (1) have been Board members continuously since the beginning of such period; or (2) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (1) who were still in office at the time the Board approved such election or nomination.

M. IMMEDIATE FAMILY shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

N. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

O. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

1. such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

2. such individual’s voluntary resignation following (1) a change in his or her position with the Corporation which materially reduces his or her level of responsibility or the level of management to which Optionee reports, (2) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than 15% or (3) a relocation of such individual’s place of employment by more than 50 miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

P. IRC 409A CONSEQUENCES shall mean, to the extent imposed by Section 409A of the Code, (1) inclusion in gross income of deferred compensation from current and prior years, (2) interest liability on deferred taxes at increased federal rate and (3) 20% excise tax on deferred compensation.

Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant Program.

U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. PARTICIPANT shall mean any person who is issued shares of Common Stock or a share right award under the Stock Issuance Program.

W. PERFORMANCE GOALS shall mean the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to a share of stock. As determined by the Administrator, the Performance Goals shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code, and shall be based upon one or more of the following performance-based business criteria, either on a business unit or Company-specific basis or in comparison with peer group performance: net sales; gross sales; return on net assets; return on assets; return on equity; return on capital; return on revenues; asset turnover; economic value added; total stockholder return; net income; pre-tax income; operating profit margin; net income margin; sales margin; market share; inventory turnover; days sales outstanding; sales growth; capacity utilization; increase in customer base; cash flow; book value; share price performance (including options and stock appreciation rights tied solely to appreciation in the fair market of the shares of Common Stock); earnings per share; stock price earnings ratio; earnings before interest, taxes, depreciation and amortization expenses (“EBITDA”); earnings before interest and taxes (“EBIT”); or EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue]. The Performance Goals may differ for each Participant and for each stock grant.

X. PLAN shall mean the Corporation’s 2005 Stock Incentive Plan, as set forth in this document.

Y. PLAN ADMINISTRATOR shall mean the particular entity, whether the Board, the Primary Committee or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

Z. PLAN EFFECTIVE DATE shall mean the date on which the Plan was adopted by the Board.

AA. PREDECESSOR PLANS shall collectively mean the Corporation’s 2004 Stock Option Plan and the Corporation’s 2004 Equity Incentive Plan, as in effect immediately prior to the Plan Effective Date hereunder.

BB. PRIMARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer the Plan with respect to Section 16 Insiders, which shall be constituted in such a manner as to permit grants under the Plan in compliance with Rule 16b-3 of the 1934 Act and Section 162(m) of the Code.

CC. SECONDARY COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to administer any aspect of Plan not administered by the Primary Committee. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

DD. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

EE. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, anon-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

FF. SHORT TERM FEDERAL RATE shall mean the federal short-term rate in effect under Section 1274(d) of the Code at the beginning of the period the shares were held in escrow.

GG. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

HH. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

II. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

JJ. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

KK. TAKE-OVER PRICE shall mean the greater of 1. the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or, if applicable, 2. the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over through the acquisition of such Common Stock. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the price per share described in clause 1. above.

LL. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

MM. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

FORM OF PROXY CARD
TRUE RELIGION APPAREL, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 18, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Charles A. Lesser and Mark J. Kelson, or either of them, each with full power of substitution, as proxies of the undersigned to attend the Annual Meeting of Stockholders of True Religion Apparel, Inc., to be held on Thursday, August 18, 2005 at 10:30 a.m. local time, and at any adjournment or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated below.

1.	To elect directors to hold office until the 2006 annual meeting of stockholders or until their successors are elected.

☐	FOR all nominees listed below (except as marked to the contrary below)		☐	WITHHOLD AUTHORITY to vote for all nominees listed below
	Jeffrey Lubell Kymberly Lubell Joseph Coulombe	G. Louis Graziadio, III Robert L. Harris, II Mark S. Maron
INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE THAT NOMINEE’S NAME FROM THE LIST ABOVE.

2.	To approval a proposal to change the state of incorporation from Nevada to Delaware.
☐ FOR              ☐ AGAINST              ☐ ABSTAIN

3.	To amend and restate the 2004 Stock Option Plan and the 2004 Equity Incentive Plan by replacing them with the 2005 Stock Incentive Plan.
☐ FOR              ☐ AGAINST              ☐ ABSTAIN

4.	To ratify the appointment of Stonefield Josephson, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2005.
☐ FOR              ☐ AGAINST              ☐ ABSTAIN

     The Board of Directors recommends a vote FOR each of the proposals listed above.
     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF (A) NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 18, 2005, (B) THE ACCOMPANYING PROXY STATEMENT AND (C) THE ANNUAL REPORT ON THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004.
     THIS PROXY WILL BE VOTED AS SPECIFIED, OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE SIX NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS LISTED ABOVE AND FOR PROPOSALS 2, 3 AND 4.

(Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)
, 2005
Date

Signature

Signature if held jointly
STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED,
WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES